STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011, as revised or amended July 1, 2011 and August 1, 2011

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (1-516-794-5452 outside the U.S.).

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI. All classes of a fund have the same fiscal year end and prospectus date. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Advantage Funds, Inc.	AF
Dreyfus Emerging Leaders Fund	DELF	DRELX	August 31st	January 1st
Dreyfus Global Absolute Return Fund	DGARF	Class A/DGPAX	October 31st	March 1st
Class C/DGPCX
Class I/DGPIX
Dreyfus Global Dynamic Bond Fund***	DGDBF	Class A/DGDAX	October 31st	March 1st
Class C/DGDCX
Class I/DGDIX
Dreyfus Global Real Return Fund**	DGRRF	Class A/DRRAX	October 31st	March 1st
Class C/DRRCX
Class I/DRRIX
Dreyfus International Value Fund	DIVF	Class A/DVLAX	August 31st	January 1st
Class B/DIBVX
Class C/DICVX
Class I/DIRVX
Dreyfus Opportunistic Midcap Value Fund	DOMVF	Class A/DMCVX	August 31st	January 1st
Class C/DVLCX
Class I/DVLIX
Dreyfus Opportunistic Small Cap Fund	DOSCF	DSCVX	August 31st	January 1st
Dreyfus Strategic Value Fund	DSVF	Class A/DAGVX	August 31st	January 1st
Class B/DBGVX
Class C/DCGVX
Class I/DRGVX
Dreyfus Structured Midcap Fund	DSMF	Class A/DPSAX	August 31st	January 1st
Class B/DPSBX
Class C/DPSCX
Class I/DPSRX
Dreyfus Technology Growth Fund	DTGF	Class A/DTGRX	August 31st	January 1st
Class B/DTGBX
Class C/DTGCX
Class I/DGVRX

GRP2-SAI-0811a

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Total Emerging Markets Fund***	DTEMF	Class A/DTMAX	October 31st	March 1st
Class C/DTMCX
Class I/DTEIX
Dreyfus Total Return Advantage Fund	DTRAF	Class A/DTRAX	October 31st	March 1st
Class C/DTRCX
Class I/DTRRX
Global Alpha Fund	GAF	Class A/AVGAX	October 31st	March 1st
Class C/AVGCX
Class I/AVGRX
Dreyfus Growth and Income Fund, Inc.	DGIF	DGRIX	October 31st	March 1st
Dreyfus Index Funds, Inc.	DIF
Dreyfus International Stock Index Fund	DISIF	DIISX	October 31st	March 1st
Dreyfus S&P 500 Index Fund	DS&P	PEOPX	October 31st	March 1st
Dreyfus Smallcap Stock Index Fund	DSSIF	DISSX	October 31st	March 1st
Dreyfus International Funds, Inc.	DILF
Dreyfus Brazil Equity Fund	DBEF	Class A/DBZAX	August 31st	January 1st
Class C/DBZCX
Class I/DBZIX
Dreyfus Emerging Markets Fund	DEMF	Class A/DRFMX	May 31st	October 1st
Class B/DBPEX
Class C/DCPEX
Class I/DRPEX
Dreyfus Manager Funds I	DMFI
Dreyfus Alpha Growth Fund	DAGF	Class A/DPWAX	March 31st	August 1st
Class B/BSFBX
Class C/BSFCX
Class I/DPARX
Dreyfus Research Core Fund	DRCF	Class A/DPPAX	March 31st	August 1st
Class B/BSPBX
Class C/BSPCX
Class I/BSSPX
Dreyfus S&P STARS Opportunities Fund	STARSO	Class A/DPOAX	March 31st	August 1st
Class B/BSOBX
Class C/BSOCX
Class I/DSORX

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Manager Funds II	DMFII
Dreyfus Balanced Opportunity Fund	DBOF	Class A/DBOAX	November 30th	April 1st
Class B/DBOBX
Class C/DBOCX
Class I/DBORX
Class J/THPBX
Class Z/DBOZX
Dreyfus Midcap Index Fund, Inc.	DMIF	PESPX	October 31st	March 1st
Dreyfus Money Market Instruments, Inc.	DMMI
Government Securities Series	GSS	DMIXX	December 31st	May 1st
Money Market Series	MMS	DMMXX	December 31st	May 1st
Dreyfus Research Growth Fund, Inc.	DRGF	Class A/DWOAX	February 28(9)th	July 1st
Class C/DWOCX
Class I/DWOIX
Class Z/DREQX

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year for all funds except DEMF and the fiscal year ended in the immediately preceding calendar year for DEMF.

** As this fund commenced operations on April 30, 2010, no information is provided in respect of previous fiscal years.

*** As these funds commenced operations on March 25, 2011, no information is provided in respect of previous fiscal years.

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Purchase of Institutional Money Funds	III-1
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
Class A	III-3
Class B	III-6
Class C	III-6
Class I	III-6
All Other Share Classes	III-7
Converting Shares	III-7
Frequent Purchases and Exchanges (non-money market funds only)	III-7
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Redemption Fee	III-8
Contingent Deferred Sales Charge - Multi-Class Funds	III-8
Redemption Through an Authorized Entity	III-11
Checkwriting Privilege	III-12
Wire Redemption Privilege	III-12
Redemption through Compatible Automated Facilities	III-12
Dreyfus TeleTransfer Privilege	III-13
Reinvestment Privilege	III-13
Share Certificates; Signatures	III-13
Redemption Commitment	III-13
Suspension of Redemptions	III-13
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-14
Exchanges	III-14
Dreyfus-Automatic Asset Builder®	III-16
Dreyfus Government Direct Deposit Privilege	III-16
Dreyfus Payroll Savings Plan	III-16
Dreyfus Dividend Options	III-16
Automatic Withdrawal Plan	III-17
Monthly or Quarterly Distribution Plans	III-17
Letter of Intent - Class A Shares	III-17
Corporate Pension/Profit-Sharing and Retirement Plans	III-18
ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	III-18
INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	III-19
All Funds other than Money Market Funds	III-19
Equity Securities	III-19
Common Stock	III-19
Preferred Stock	III-20
Convertible Securities	III-20
Warrants	III-21
Fixed-Income Securities	III-21
U.S. Government Securities	III-21
Corporate Debt Securities	III-22
Ratings of Securities	III-22
High Yield and Lower-Rated Securities	III-22
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-23
Inflation-Indexed Securities	III-24
Variable and Floating Rate Securities	III-24

Participation Interests and Assignments	III-25
Mortgage-Related Securities	III-26
Asset-Backed Securities	III-29
Collateralized Debt Obligations	III-30
Municipal Securities	III-30
Taxable Investments (municipal or other tax-exempt funds only)	III-35
Funding Agreements	III-35
Real Estate Investment Trusts (REITs)	III-35
Money Market Instruments	III-36
Bank Obligations	III-36
Repurchase Agreements	III-37
Commercial Paper	III-37
Foreign Securities	III-37
Emerging Markets	III-38
Brazil	III-38
Certain Asian Emerging Market Countries	III-39
India	III-40
Depositary Receipts and New York Shares	III-41
Sovereign Debt Obligations	III-42
Brady Bonds	III-43
Eurodollar and Yankee Dollar Investments	III-43
Investment Companies	III-43
Exchange-Traded Funds (ETFs)	III-43
Exchange-Traded Notes	III-44
Derivatives	III-44
Futures Transactions	III-46
Options	III-46
Swap Transactions	III-47
Credit Linked Securities	III-49
Credit Derivatives	III-49
Structured Notes and Hybrid Instruments	III-49
Participatory Notes	III-50
Custodial Receipts	III-50
Combined Transactions	III-50
Future Developments	III-50
Foreign Currency Transactions	III-50
Commodities	III-51
Short-Selling	III-51
Lending Portfolio Securities	III-52
Borrowing Money	III-52
Borrowing Money for Leverage	III-52
Reverse Repurchase Agreements	III-52
Forward Commitments	III-53
Forward Roll Transactions	III-53
Illiquid Securities	III-53
Non-Diversified Status	III-53
Investments in the Technology Sector	III-54
Investments in the Real Estate Sector	III-54
Investments in the Natural Resources Sector	III-55
Money Market Funds	III-55
Ratings of Securities	III-55
U.S. Treasury Securities	III-55
U.S. Government Securities	III-56
Repurchase Agreements	III-56
Bank Obligations	III-56
Floating and Variable Rate Obligations	III-57

Participation Interests	III-58
Asset-Backed Securities	III-58
Commercial Paper	III-58
Foreign Bank Securities; Foreign Government Obligations and Securities	III-58
Municipal Securities	III-59
State Specific Funds	III-60
Derivative Products	III-60
Stand-By Commitments	III-60
Taxable Investments (municipal or other tax-exempt funds only)	III-60
Illiquid Securities	III-61
Borrowing Money	III-61
Reverse Repurchase Agreements	III-61
Forward Commitments	III-61
Interfund Borrowing and Lending Program	III-62
Lending Portfolio Securities	III-62
RATING CATEGORIES	III-62
S&P	III-62
Moody's	III-65
Fitch	III-66
DBRS	III-68
ADDITIONAL INFORMATION ABOUT THE BOARD	III-69
Boards' Oversight Role in Management	III-69
Board Composition and Leadership Structure	III-70
Additional Information About the Boards and Their Committees	III-70
MANAGEMENT ARRANGEMENTS	III-70
The Manager	III-70
Sub-Advisers	III-71
Portfolio Managers and Portfolio Manager Compensation	III-71
Certain Conflicts of Interest with Other Accounts	III-77
Distributor	III-78
Transfer and Dividend Disbursing Agent and Custodian	III-79
DETERMINATION OF NET ASSET VALUE	III-79
Valuation of Portfolio Securities (funds other than money market funds)	III-79
Valuation of Portfolio Securities (money market funds only)	III-80
Calculation of Net Asset Value	III-80
NYSE and Transfer Agent Closings	III-81
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-81
Funds Other Than Money Market Funds	III-81
TAXATION	III-81
Taxation of the Funds	III-81
Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)	III-83
Sale, Exchange or Redemption of Shares	III-84
Passive Foreign Investment Companies	III-85
Non-U.S. Taxes	III-85
Foreign Currency Transactions	III-86
Financial Products	III-86
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities	III-86
Inflation-Indexed Treasury Securities	III-86
Certain Higher-Risk and High Yield Securities	III-86
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-87
Investing in Mortgage Entities	III-87
Fund Subsidiary (Dreyfus Dynamic Alternatives Fund only)	III-88

Tax-Exempt Shareholders	III-88
Backup Withholding	III-88
Foreign (Non-U.S.) Shareholders	III-89
The Hiring Incentives to Restore Employment Act	III-90
Other Tax Matters	III-90
PORTFOLIO TRANSACTIONS	III-90
Trading the Funds' Portfolio Securities	III-91
Soft Dollars	III-93
IPO Allocations	III-94
Disclosure of Portfolio Holdings	III-94
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS	III-95
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS	III-96
Massachusetts Business Trusts	III-96
Fund Shares and Voting Rights	III-96
GLOSSARY	III-97

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 200 Park Avenue, New York, New York 10166.

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 - 2009)

Peggy C. Davis 1943 Board Member	Shad Professor of Law, New York University School of Law	N/A
David P. Feldman 1939 Board Member	Corporate Director and Trustee	BBH Mutual Funds Group (4 registered mutual funds), Director (1992 - present) QMed, Inc., a healthcare company, Director (1999 - 2007)
Ehud Houminer 1940 Board Member	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet, Inc., an electronics distributor, Director (1993 - present)
Dr. Martin Peretz 1939 Board Member	Editor-in-Chief Emeritus of The New Republic Magazine (2010 – present) (previously, Editor-in-Chief, 1974 – 2010) Director of TheStreet.com, a financial information service on the web	N/A

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	Peggy C. Davis	David P. Feldman	Ehud Houminer	Martin Peretz

AF	1995	2006	1996	1993	2006
DGIF	1995	2006	1994	2006	1991
DIF	1995	2006	1989	1996	2006
DILF	1995	2006	1994	2006	1993
DMFI	2003	2006	2003	2003	2006
DMFII	2003	2006	2003	2003	2006
DMIF	1995	2006	1989	1996	2006
DMMI	1995	2006	1994	2006	1974
DRGF	1995	2006	1994	2006	1971

Each board member has been a Dreyfus Family of Funds board member for over ten years. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their own independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the board have significant experience advising funds and fund board members. The board and its committees have the ability to engage other experts as appropriate. The board evaluates its performance on an annual basis.

• Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.

• Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York. Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors. Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

• David P. Feldman – Mr. Feldman is the former Chairman and Chief Executive Officer of AT&T Investment Management Corp., from which he retired in 1997, where he was responsible for $70 billion in pension assets. Mr. Feldman has served as Chairman of the Financial Executives Institute's Committee on Investment of Employee Benefits Assets. Mr. Feldman currently serves as a member of the Pension Managers Advisory Committee of the NYSE.

• Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers. Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.). Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

• Dr. Martin Peretz – Dr. Peretz is the Editor-in-Chief Emeritus of The New Republic and was Editor-in-Chief from 1974 until 2010. Dr. Peretz is also the co-founder and a director of TheStreet.com. Previously, Dr. Peretz was a member of the faculty of Harvard University from 1966 through 2002. He currently serves on the boards of a number of significant non-profit organizations.

Committee Meetings

The boards' audit, nominating, compensation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Pricing

AF (8/31 fiscal year end)	4	1	0	0
AF (10/31 fiscal year end)	4	1	0	0
DGIF	4	1	0	0
DIF	4	1	0	0
DILF (8/31 fiscal year end)	4	1	0	0
DILF (5/31 fiscal year end)	4	0	0	0
DMFI	4	1	0	0
DMFII	4	1	0	0
DMIF	4	1	0	0
DMMI	4	1	0	0
DRGF	4	1	0	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, 2010.

Fund	Joseph S. DiMartino	Peggy C. Davis	David P. Feldman	Ehud Houminer	Martin Peretz

DELF	None	None	None	None	None
DGARF	None	None	None	None	None
DGDBF	None	None	None	None	None
DGRRF	None	None	None	None	None
DIVF	None	None	None	None	None
DOMVF	None	None	$50,001 - $100,000	None	None
DOSCF	None	None	None	None	None
DSVF	None	None	None	$10,001 - $50,000	None
DSMF	None	None	None	None	None
DTGF	None	None	$10,001 - $50,000	$1 - $10,000	None
DTEMF	None	None	None	None	None
DTRAF	None	None	None	None	None
GAF	None	None	None	None	None

Fund	Joseph S. DiMartino	Peggy C. Davis	David P. Feldman	Ehud Houminer	Martin Peretz

DGIF	None	None	None	None	None
DISIF	None	None	None	None	None
DS&P	None	None	None	Over $100,000	None
DSSIF	None	None	None	None	None
DBEF	None	None	None	None	None
DEMF	None	None	None	None	None
DAGF	None	None	None	None	None
DRCF	None	None	None	None	None
STARSO	None	None	None	None	None
DBOF	None	None	None	None	None
DMIF	None	None	None	None	None
GSS	None	None	None	None	None
MMS	None	None	None	None	None
DRGF	None	None	None	None	$10,001 - $50,000

Aggregate holdings of funds in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001 - $50,000

Board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding on July 15, 2011.

As of December 31, 2010, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Currently, the funds pay each board member their respective allocated portions of an annual retainer of $85,000, and a fee of $10,000 for each regularly scheduled board meeting attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $1,000 for board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Boards receives an additional 25% of such compensation and the Audit Committee Chairman receives an additional $15,000 per annum. The funds also reimburse each board member for travel and out-of-pocket expenses in connection with attending board or committee meetings. Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees and expenses* received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member (the number of portfolios of such funds is set forth in parentheses under each board member's total compensation) during 2010, were as follows:

Fund	Joseph S. DiMartino	Peggy C. Davis	David P. Feldman	Ehud Houminer	Martin Peretz

AF (8/31 fiscal year end)	$31,074	$24,885	$27,609	$26,570	$24,885
AF (10/31 fiscal year end)	$1,362	$1,090	$1,210	$1,090	$1,090

Fund	Joseph S. DiMartino	Peggy C. Davis	David P. Feldman	Ehud Houminer	Martin Peretz

DGIF	$5,157	$4,128	$4,586	$4,128	$4,128
DIF	$38,396	$30,717	$34,128	$30,717	$30,717
DILF (8/31 fiscal year end)	$124	$100	$112	$100	$100
DILF (5/31 fiscal year end)	$9,064	$7,250	$8,071	$7,250	$7,250
DMFI	$5,687	$4,550	$5,120	$4,755	$4,724
DMFII	$3,164	$2,533	$2,810	$2,526	$2,533
DMIF	$20,281	$16,225	$18,039	$16,225	$16,225
DMMI	$21,104	$16,884	$18,653	$16,884	$16,884
DRGF	$1,536	$1,229	$1,377	$1,230	$1,229

Total compensation from the funds and fund complex (**)	$1,060,250 (175)	$291,000 (55)	$225,000 (48)	$242,000 (63)	$137,000 (33)

Fund	James F. Henry+	Rosalind G. Jacobs++	Paul A. Marks+++	Gloria Messinger++++

AF (8/31 fiscal year end)	$24,139	$0	$11,401	$15,606
AF (10/31 fiscal year end)	$1,086	$0	$509	$586
DGIF	$3,806	$5,693	$2,063	$2,199
DIF	$30,605	$0	$15,059	$16,088
DILF (8/31 fiscal year end)	$100	$130	$44	$51
DILF (5/31 fiscal year end)	$7,250	$9,462	$3,625	$5,138
DMFI	$4,477	$0	$2,169	$2,260
DMFII	$2,516	$0	$1,115	$1,408
DMIF	$16,162	$0	$7,494	$8,606
DMMI	$16,715	$21,614	$7,197	$9,088
DRGF	$1,142	$2,513	$585	$614

Total compensation from the funds and fund complex (**)	$134,499 (33)	$98,500 (15)	$63,500 (33)	$68,500 (33)

* Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of the Boards and expenses reimbursed to board members for attending board meetings, which in the aggregate amounted to $31,184.58 for the calendar year ended December 31, 2010.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member serves.

+ Emeritus board member since December 19, 2010.

++ Emeritus board member since December 31, 2005.

+++ Emeritus board member since December 31, 2006.

++++ Emeritus board member since November 28, 2009.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Bradley J. Skapyak 1958 President 2010	Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, head of the Investment Accounting and Support Department of the Manager	76 (168)
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of the Manager	77 (193)
Michael A. Rosenberg 1960 Vice President and Secretary 2005	Assistant General Counsel of BNY Mellon	77 (193)
Kiesha Astwood 1973 Vice President and Assistant Secretary 2010	Counsel of BNY Mellon	77 (193)
James Bitetto 1966 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	77 (193)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	77 (193)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	77 (193)
Kathleen DeNicholas 1974 Vice President and Assistant Secretary 2010	Senior Counsel of BNY Mellon	77 (193)
Janette E. Farragher 1962 Vice President and Assistant Secretary 2005	Assistant General Counsel of BNY Mellon	77 (193)
John B. Hammalian 1963 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	77 (193)
M. Cristina Meiser 1970 Vice President and Assistant Secretary 2010	Senior Counsel of BNY Mellon	77 (193)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Robert M. Mullery 1952 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	77 (193)
Jeff Prusnofsky 1965 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	77 (193)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager	77 (193)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of the Manager	77 (193)
Robert S. Robol 1964 Assistant Treasurer 2005	Senior Accounting Manager – Fixed Income Funds of the Manager	77 (193)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of the Manager	77 (193)
Robert Svagna 1967 Assistant Treasurer 2002	Senior Accounting Manager – Equity Funds of the Manager	77 (193)
Stephen J. Storen 1954 Anti-Money Laundering Compliance Officer 2011	Anti-Money Laundering Compliance Officer of the Distributor	73 (189)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of the Manager and the Dreyfus Family of Funds	77 (193)

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION

The following table lists the primary portfolio managers for the money market funds.

Fund	Primary Portfolio Managers

GSS	Bernard W. Kiernan, Jr., Patricia A. Larkin, James C. O'Connor and Thomas Riordan
MMS	Bernard W. Kiernan, Jr., Patricia A. Larkin, James C. O'Connor and Thomas Riordan

The following table lists the funds' portfolio managers (other than the portfolio managers of the money market funds, who are listed above), if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DELF	N/A
DGARF	N/A
DGDBF	N/A
DGRRF	Iain Stewart
DIVF	N/A
DOMVF	N/A
DOSCF	N/A
DSVF	John Bailer
DSMF	N/A
DTGF	N/A
DTEMF	N/A
DTRAF	Gregg Lee, Stephanie Sku, John Knolle, Zandra Zelaya
GAF	N/A
DGIF	Barry Mills, Brian Ferguson, David Sealy
DISIF	Rebecca Gao, Lynn Hutchison, Todd Rose, Marlene Walker Smith
DS&P	Rebecca Gao, Lynn Hutchison, Todd Rose, Marlene Walker Smith
DSSIF	Rebecca Gao, Lynn Hutchison, Todd Rose, Marlene Walker Smith
DBEF	N/A
DEMF	Michelle Chan, Parameswari Roychoudhury
DAGF	N/A
DRCF	N/A
STARSO	N/A
DBOF	N/A
DMIF	Rebecca Gao, Lynn Hutchison, Todd Rose, Marlene Walker Smith
DRGF	Connie DeBoever, Daphne Karydas, Timothy McCormick, Rick Rosania, Charles Silberstein, Erik Swords, Leigh N. Todd

The following table lists, for the funds other than the money market funds, the number and types of accounts (other than the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of end of the last fiscal year of the funds they manage, unless otherwise indicated:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

John Bailer	10	$1.95B	3	$164.60M	57	$2.19B
Lowell Bennett	8	$3.49B	26	$13.74B	22	$5.16B
C. Wesley Boggs	14	$6.45B	13	$1.14B	73	$7.32B
David Bowser	5	$1.93B	5	$1.2B	64	$5.58B
James Boyd*	6	$3.20B	18	$466.00M	25	$2.69B
Paul Brain	0	0	7	$2.86B	4	$681.00M
Richard Brown	86	$33.31B	68	$60.44B	65	$34.38B
Warren Chiang	14	$6.45B	13	$1.14B	73	$7.32B
Howard Cunningham	0	0	6	$147.00M	3	$248.00M
Vassilis Dagioglu	12	$10.72B	29	$6.81B	121	$8.31B
David A. Daglio*	6	$3.20B	18	$466.00M	25	$2.69B

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Jonathan Day	0	0	1	$30.00M	1	$38.00M
Thomas Durante	86	$33.31B	68	$60.44B	65	$34.38B
Dale Dutile*	6	$3.20B	18	$466.00M	25	$2.69B
Brian C. Ferguson*	11	$4.83B	7	$184.40M	48	$2.22B
Sean P. Fitzgibbon	14	$5.13B	6	$291.30M	13	$464.00M
Ron Gala*	14	$6.45B	13	$1.14B	73	$7.32B
Langton Garvin*	14	$6.45B	13	$1.14B	73	$7.32B
Bruno de Godoy Garcia	0	0	2	$569.80M	11	$705.50M
Matthew Griffin*	0	0	0	0	0	0
James Harries	2	$16.70M	11	$5.07B	7	$2.13B
D. Kirk Henry*	15	$5.15B	101	$4.45B	20	$4.57B
Suzanne Hutchins	1	$5.40M	0	0	0	0
Creighton Kang*	6	$3.20B	18	$466.00M	25	$2.69B
Carolyn Kedersha*	1	$38.50M	1	$14.60M	1	$50.70M
Alexander Kozhemiakin	3	$2.36B	1	$3.98B	18	$1.86B
David Kwan	8	$3.49B	26	$13.74B	22	$5.16B
Joseph Miletich	12	$10.72B	29	$6.81B	121	$8.31B
Barry K. Mills	2	$639.50M	0	0	0	0
Rogério Poppe	0	0	5	$597.20M	6	$958.90M
Jocelin Reed*	14	$6.45B	13	$1.14B	73	$7.32B
Warren Skillman*	0	0	0	0	0	0
Elizabeth Slover	6	$1.46B	0	0	4	$234.80M
David M. Sealy	0	0	0	0	0	0
Patrick Slattery*	14	$6.45B	13	$1.14B	73	$7.32B
Clifford Smith*	1	$324.70M	0	0	8	$481.20M
James Stavena	12	$10.72B	29	$6.81B	121	$8.31B
Keith Stransky	8	$692.40M	6	$466.60M	11	$626.50M
Erik Swords*	0	0	0	0	0	0
Peter Vaream	5	$1.93B	5	$1.2B	64	$5.58B
Karen Wong	86	$33.31B	68	$60.44B	65	$34.38B
Torrey Zaches	12	$10.72B	29	$6.81B	121	$8.31B

* As of March 31, 2011.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

John Bailer	Other Accounts	2	$550.60M
Lowell Bennett	Pooled Investment Vehicles	3	$78.70M
Lowell Bennett	Other Accounts	1	$182.20M
C. Wesley Boggs	Registered Investment Companies	1	$4.40B
C. Wesley Boggs	Pooled Investment Vehicles	1	$33.00M
C. Wesley Boggs	Other Accounts	13	$1.80B
James Boyd*	Other Accounts	3	$609.10M
Paul Brain	Other Accounts	1	$245.00M
Warren Chiang	Registered Investment Companies	1	$4.40B
Warren Chiang	Pooled Investment Vehicles	1	$33.00M

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Warren Chiang	Other Accounts	13	$1.80B
Vassilis Dagioglu	Registered Investment Companies	1	$9.72B
Vassilis Dagioglu	Pooled Investment Vehicles	10	$1.28B
Vassilis Dagioglu	Other Accounts	15	$4.09B
David A. Daglio*	Other Accounts	3	$609.10M
Dale Dutile*	Other Accounts	3	$609.10M
Brian C. Ferguson*	Other Accounts	2	$632.10M
Sean Fitzgibbon	Other Accounts	1	$25.60M
Ron Gala*	Registered Investment Companies	1	$4.40B
Ron Gala*	Pooled Investment Vehicles	1	$33.00M
Ron Gala*	Other Accounts	13	$1.80B
Langton Garvin*	Registered Investment Companies	1	$4.40B
Langton Garvin*	Pooled Investment Vehicles	1	$33.00M
Langton Garvin*	Other Accounts	13	$1.80B
Bruno de Godoy Garcia	Pooled Investment Vehicles	3	$352.00M
Bruno de Godoy Garcia	Other Accounts	4	$774.00M
James Harries	Other Accounts	1	$331.40M
D. Kirk Henry*	Other Accounts	1	$146.00M
Creighton Kang*	Other Accounts	3	$609.10M
David Kwan	Pooled Investment Vehicles	3	$78.70M
David Kwan	Other Accounts	1	$182.20M
Joseph Miletich	Registered Investment Companies	1	$9.72B
Joseph Miletich	Pooled Investment Vehicles	10	$1.28B
Joseph Miletich	Other Accounts	15	$4.09B
Rogério Poppe	Other Accounts	1	$280.00M
Jocelin Reed*	Registered Investment Companies	1	$4.40B
Jocelin Reed*	Pooled Investment Vehicles	1	$33.00M
Jocelin Reed*	Other Accounts	13	$1.80B
Patrick Slattery*	Registered Investment Companies	1	$4.40B
Patrick Slattery*	Pooled Investment Vehicles	1	$33.00M
Patrick Slattery*	Other Accounts	13	$1.80B
James Stavena	Registered Investment Companies	1	$9.72B
James Stavena	Pooled Investment Vehicles	10	$1.28B
James Stavena	Other Accounts	15	$4.09B
Torrey Zaches	Registered Investment Companies	1	$9.72B
Torrey Zaches	Pooled Investment Vehicles	10	$1.28B
Torrey Zaches	Other Accounts	15	$4.09B

* As of March 31, 2011.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

John Bailer	DGIF	None
Lowell Bennett	DTRAF	None
C. Wesley Boggs	DSMF	None*
	DAGF	None
	STARSO	None
David Bowser	DBOF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

James Boyd	DELF	None*
	DOMVF	None*
	DOSCF	$50,001 - $100,000*
	DSVF	None*
Paul Brain	DGDBF	None
Richard Brown	DISIF	None
	DS&P	None
	DSSIF	None
	DMIF	None
Warren Chiang	DSMF	None*
	DAGF	None
	STARSO	None
Howard Cunningham	DGDBF	None
Vassilis Dagioglu	DGARF	None
	GAF	None
David A. Daglio	DELF	None*
	DOMVF	$50,001 - $100,000*
	DOSCF	Over $1 million*
Jonathan Day	DGDBF	None
Thomas Durante	DS&P	None
	DISIF	None
	DSSIF	$50,001 - $100,000
	DMIF	None
Dale Dutile	DELF	None*
	DOMVF	None*
	DOSCF	$100,000 - $500,000*
Brian C. Ferguson	DSVF	Over $1 million*
	DBOF	None
Sean Fitzgibbon	DBOF	None
	DTEMF	None
Ron Gala	DSMF	None*
Langton Garvin	DSMF	None*
Bruno de Godoy Garcia	DBEF	None
Matthew Griffin	DTGF	None*
James Harries	DGRRF	None
D. Kirk Henry	DIVF	None*
	DEMF	$10,001 - $50,000
Suzanne Hutchins	DGRRF	None
Creighton Kang	DELF	None*
	DOMVF	None*
	DOSCF	None*
Carolyn Kedersha	DIVF	None*
Alexander Kozhemiakin	DTEMF	None
David Kwan	DTRAF	None
Joseph Miletich	DGARF	$10,001 - $50,000
	GAF	$50,001 - $100,000
Barry K. Mills	DTGF	None*
	DRCF	None
	DRGF	None
Rogério Poppe	DBEF	None
Jocelin Reed	DSMF	None*

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

David M. Sealy	DRCF	None
	DRGF	None
Warren Skillman	DIVF	None*
Elizabeth Slover	DTGF	None*
	DGIF	None
	DRCF	None
	DRGF	None*
Patrick Slattery	DSMF	None*
Clifford Smith	DIVF	$1 - $10,000*
James Stavena	DGARF	None
	GAF	None
Keith Stransky	DBOF	None
Erik Swords	DTGF	None*
Peter Vaream	DBOF	None
Karen Wong	DISIF	None
	DS&P	None
	DSSIF	None
	DMIF	None
Torrey Zaches	DGARF	None
	GAF	None

* As of March 31, 2011.

MANAGER'S AND SUB-ADVISERS' COMPENSATION

For each fund's last three fiscal years, the management fees payable by the fund, the amounts waived by the Manager and the net fees paid by the fund were as follows:

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DAGF	$1,064,072	$0	$1,064,072	$1,281,820	$0	$1,281,820	$2,332,080	$0	$2,332,080
DRCF	$1,959,272	$366,725	$1,592,547	$2,281,993	$113,543	$2,168,450	$3,844,235	$550,584	$3,293,651
STARSO	$1,198,726	$436,967	$761,759	$1,504,433	$473,177	$1,031,256	$1,712,930	$152,844	$1,560,086
DRGF	$1,325,962	$0	$1,325,962	$1,088,812	$0	$1,088,812	$1,256,181	$0	$1,256,181

	2010 Fiscal Year			2009 Fiscal Year			2008 Fiscal Year
Fund	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DELF	$1,270,423	$71,797	$1,198,626	$1,268,837	$148,069	$1,120,768	$2,857,307	$0	$2,857,307
DGARF	$148,181	$88,267	$59,914	$126,776	$126,776	$0	$84,397	$84,397	$0
DGDBF	--	--	--	--	--	--	--	--	--
DGRRF	$21,980	$21,980	$0	--	--	--	--	--	--
DIVF	$2,383,688	$0	$2,383,688	$1,849,191	$0	$1,849,191	$4,978,804	$0	$4,978,804
DOMVF	$8,797,483	$0	$8,797,483	$4,570,474	$0	$4,570,474	$6,683,984	$0	$6,683,984
DOSCF	$3,240,339	$0	$3,240,339	$722,500	$0	$722,500	$817,427	$0	$817,427
DSVF	$5,045,574	$1,177,631	$3,867,943	$3,849,475	$0	$3,849,475	$4,294,976	$0	$4,294,976
DSMF	$816,534	$0	$816,534	$786,108	$0	$786,108	$1,318,025	$0	$1,318,025
DTGF	$1,928,119	$0	$1,928,119	$1,585,051	$0	$1,585,051	$2,799,290	$232,070	$2,567,220
DTEMF	--	--	--	--	--	--	--	--	--
DTRAF	$319,851	$165,184	$154,667	$180,374	$165,310	$15,064	$74,573	$74,573	$0
GAF	$696,838	$0	$696,838	$927,273	$0	$927,273	$3,193,178	$0	$3,193,178

	2010 Fiscal Year			2009 Fiscal Year			2008 Fiscal Year
Fund	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DELF	$1,270,423	$71,797	$1,198,626	$1,268,837	$148,069	$1,120,768	$2,857,307	$0	$2,857,307
DGARF	$148,181	$88,267	$59,914	$126,776	$126,776	$0	$84,397	$84,397	$0
DGDBF	--	--	--	--	--	--	--	--	--
DGIF	$3,794,152	$0	$3,794,152	$3,166,209	$219,070	$2,947,139	$5,008,552	$0	$5,008,552
DISIF	$1,908,019	$31,281	$1,876,738	$1,489,100	$39,155	$1,449,945	$1,654,193	$27,477	$1,626,716
DS&P	$5,730,892	$129,857	$5,601,035	$4,965,178	$159,972	$4,805,206	$7,513,863	$176,794	$7,337,069
DSSIF	$2,323,303	$55,983	$2,267,320	$1,708,346	$57,371	$1,650,975	$2,256,382	$61,742	$2,194,640
DBEF	$183,449	$148,357	$35,092	--	--	--	--	--	--
DEMF	$10,846,039	$0	$10,846,039	$8,219,312	$0	$8,219,312	$17,727,235	$0	$17,727,235
DBOF	$2,459,597	$484,265	$1,975,332	$2,416,727	$0	$2,416,727	$3,289,031	$411,248	$2,877,783
DMIF	$4,981,308	$122,779	$4,858,529	$3,678,942	$125,490	$3,553,452	$5,393,741	$133,206	$5,260,535
GSS	$3,499,029	$3,023,712	$475,317	$3,594,596	$3,210,165	$384,430	$2,719,060	$942,226	$1,776,834
MMS	$6,878,030	$5,577,683	$1,300,347	$8,370,866	$1,503,255	$6,867,611	$9,327,416	$2,228,935	$7,098,481

The contractual fee rates paid by the Manager to the funds' Sub-Advisers, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund’s average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

DGARF	Mellon Capital	0.65%	0.01%
DGDBF	Newton	0.29%	0.29%
GAF	Mellon Capital	0.65%	0.65%
DSMF	Mellon Capital	0 up to $100 million 0.25% $100 million up to $1 billion 0.20% $1 billion up to $1.5 billion 0.16% $1.5 billion or more 0.10%	0.25%
DBEF	BNY Mellon ARX	0.60%	0.21%

For a fund's last three fiscal years, the fees payable by the Manager to the fund's Sub-Adviser, if any, the amounts waived by the Sub-Adviser and the net fees paid were as follows:

	2010 Fiscal Year			2009 Fiscal Year			2008 Fiscal Year
Fund/Sub-Adviser	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DGARF/Mellon Capital	$71,127	$69,483	$1,644	$60,853	$60,853	$0	$40,511	$40,511	$0
DGDBF/Newton	--	--	--	--	--	--	--	--	--
GAF/Mellon Capital	$334,482	$0	$334,482	$445,091	$0	$445,091	$1,532,753	$0	$1,532,753
DSMF/Mellon Capital	$391,936	$0	$391,936	$377,322	$0	$377,322	$325,253	$0	$325,253
DBEF/BNY Mellon ARX	$88,056	$57,653	$30,403	--	--	--	--	--	--

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the three last fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2011 Fiscal Year	2010 Fiscal Year	2009 Fiscal Year

DAGF	Total commissions (A shares)	$3,333	$5,290	$9,146
	Commission amount retained	$2,015	$2,616	$6,600
	Total CDSCs	$23,200	$38,527	$93,650
	CDSC amount retained	$23,200	$38,527	$93,650

DRCF	Total commissions (A shares)	$14,455	$22,119	$37,112
	Commission amount retained	$3,066	$7,402	$25,526
	Total CDSCs	$21,653	$42,342	$124,173
	CDSC amount retained	$21,653	$42,342	$124,173

STARSO	Total commissions (A shares)	$10,295	$13,416	$20,219
	Commission amount retained	$3,148	$7,402	$14,408
	Total CDSCs	$9,792	$26,511	$32,976
	CDSC amount retained	$9,792	$26,511	$32,976

DRGF	Total commissions (A shares)	$187,865	$4,654	$0
	Commission amount retained	$1,157	$8	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

Fund		2010 Fiscal Year	2009 Fiscal Year	2008 Fiscal Year

DGARF	Total commissions (A shares)	$1,965	$973	$0
	Commission amount retained	$1,613	$672	$0
	Total CDSCs	$0	$109	$0
	CDSC amount retained	$0	$109	$0

DGDBF	Total commissions (A shares)	--	--	--
	Commission amount retained	--	--	--
	Total CDSCs	--	--	--
	CDSC amount retained	--	--	--

DGRRF	Total commissions (A shares)	$0	--	--
	Commission amount retained	$0	--	--
	Total CDSCs	$0	--	--
	CDSC amount retained	$0	--	--

DIVF	Total commissions (A shares)	$3,678	$10,139	$30,296
	Commission amount retained	$2,345	$1,809	$3,415
	Total CDSCs	$8,575	$30,532	$44,558
	CDSC amount retained	$8,575	$30,532	$44,558

DOMVF	Total commissions (A shares)	$47,043	$8,909	$0
	Commission amount retained	$28,531	$7,521	$0
	Total CDSCs	$7,654	$158	$0

Fund		2010 Fiscal Year	2009 Fiscal Year	2008 Fiscal Year

	CDSC amount retained	$7,654	$158	$0

DSVF	Total commissions (A shares)	$104,143	$217,788	$689,039
	Commission amount retained	$57,090	$42,773	$106,944
	Total CDSCs	$21,477	$37,997	$48,291
	CDSC amount retained	$21,477	$37,997	$48,291

DSMF	Total commissions (A shares)	$3,872	$56,952	$59,177
	Commission amount retained	$2,100	$2,297	$8,494
	Total CDSCs	$9,345	$12,755	$19,344
	CDSC amount retained	$9,345	$12,755	$19,344

DTGF	Total commissions (A shares)	$15,908	$64,974	$52,487
	Commission amount retained	$9,319	$9,647	$7,214
	Total CDSCs	$8,914	$10,197	$34,157
	CDSC amount retained	$8,914	$10,197	$34,157

DTEMF	Total commissions (A shares)	--	--	--
	Commission amount retained	--	--	--
	Total CDSCs	--	--	--
	CDSC amount retained	--	--	--

DTRAF	Total commissions (A shares)	$15,957	$13,168	$1,749
	Commission amount retained	$13,533	$8,999	$61
	Total CDSCs	$6,764	$0	$0
	CDSC amount retained	$6,764	$0	$0

GAF	Total commissions (A shares)	$7,923	$9,485	$102,346
	Commission amount retained	$1,909	$3,518	$18,593
	Total CDSCs	$1,104	$23,614	$75,462
	CDSC amount retained	$1,104	$23,614	$75,462

DBEF	Total commissions (A shares)	$32,432	--	--
	Commission amount retained	$29,459	--	--
	Total CDSCs	$4,312	--	--
	CDSC amount retained	$4,312	--	--

DBOF	Total commissions (A shares)	$58,890	$37,469	$36,258
	Commission amount retained	$25,676	$10,361	$14,746
	Total CDSCs	$71,394	$130,083	$413,122
	CDSC amount retained	$71,394	$130,083	$413,122

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans," for the fund's last fiscal year were as follows:

Fund	Plan	Class	Amount

DELF	Shareholder Services Plan	N/A	$352,895

DGARF	Distribution Plan	Class C	$10,851
	Shareholder Services Plan	Class A	$23,083

Fund	Plan	Class	Amount

		Class C	$3,617

DGDBF	Distribution Plan	Class C	--
	Shareholder Services Plan	Class A	--
		Class C	--

DGRRF	Distribution Plan	Class C	$3,643
	Shareholder Services Plan	Class A	$3,674
		Class C	$1,214

DIVF	Distribution Plan	Class B	$28,231
		Class C	$129,962
	Shareholder Services Plan	Class A	$350,217
		Class B	$9,410
		Class C	$43,321

DOMVF	Distribution Plan	Class C	$24,150
	Shareholder Services Plan	Class A	$2,874,992
		Class C	$8,050

DOSCF	Shareholder Services Plan	N/A	$1,080,113

DSVF	Distribution Plan	Class B	$47,973
		Class C	$363,428
	Shareholder Services Plan	Class A	$1,395,011
		Class B	$15,991
		Class C	$121,142

DSMF	Distribution Plan	Class B	$14,196
		Class C	$86,342
	Shareholder Services Plan	Class A	$110,514
		Class B	$4,732
		Class C	$28,781

DTGF	Distribution Plan	Class B	$23,536
		Class C	$176,111
	Shareholder Services Plan	Class A	$567,120
		Class B	$7,845
		Class C	$58,704

DTEMF	Distribution Plan	Class C	--
	Shareholder Services Plan	Class A	--
		Class C	--

DTRAF	Distribution Plan	Class C	$75,026
	Shareholder Services Plan	Class A	$112,837
		Class C	$25,010

GAF	Distribution Plan	Class C	$109,143
	Shareholder Services Plan	Class A	$72,230
		Class C	$36,381

Fund	Plan	Class	Amount

DGIF	Shareholder Services Plan	N/A	$639,670

DISIF	Shareholder Services Plan	N/A	$1,362,870

DS&P	Shareholder Services Plan	N/A	$5,730,892

DSSIF	Shareholder Services Plan	N/A	$2,323,303

DBEF	Distribution Plan	Class C	$17,160
	Shareholder Services Plan	Class A	$26,544
		Class C	$5,720

DEMF	Distribution Plan	Class B	$5,696
		Class C	$97,207
	Shareholder Services Plan	Class A	$1,492,593
		Class B	$1,899
		Class C	$32,402

DAGF	Distribution Plan	Class B	$94,841
		Class C	$253,089
	Shareholder Services Plan	Class A	$230,857
		Class B	$31,613
		Class C	$84,363

DRCF	Distribution Plan	Class B	$57,118
		Class C	$520,093
	Shareholder Services Plan	Class A	$496,147
		Class B	$19,039
		Class C	$173,364

STARSO	Distribution Plan	Class B	$26,616
		Class C	$165,054
	Shareholder Services Plan	Class A	$253,076
		Class B	$8,872
		Class C	$55,018

DBOF	Distribution Plan	Class B	$459,515
		Class C	$358,004
	Shareholder Services Plan	Class A	$316,283
		Class B	$153,171
		Class C	$119,335
		Class Z	$0

DMIF	Shareholder Services Plan	N/A	$4,981,308

GSS	Shareholder Services Plan	N/A	$84,931

MMS	Shareholder Services Plan	N/A	$25,083

DRGF	Distribution Plan	Class C	$627

Fund	Plan	Class	Amount

	Shareholder Services Plan	Class A	$9,909
		Class C	$209
		Class Z	$96,682

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	NAV per share	Sales Charge as a Percentage of Offering Price	Per Share Sales Charge	Per Share Offering Price to Public

DGARF	$12.73	5.75% of offering price (6.10% of NAV per share)	$0.73	$13.51
DGDBF	$12.50	4.50% of offering price (4.71% of NAV per share)	$0.59	$13.09
DGRRF	$13.44	5.75% of offering price (6.10% of NAV per share)	$0.82	$14.26
DIVF	$10.37	5.75% of offering price (6.10% of NAV per share)	$0.63	$11.00
DOMVF	$26.65	5.75% of offering price (6.10% of NAV per share)	$1.63	$28.28
DSVF	$23.30	5.75% of offering price (6.10% of NAV per share)	$1.42	$24.72
DSMF	$15.20	5.75% of offering price (6.10% of NAV per share)	$0.93	$16.13
DTGF	$25.75	5.75% of offering price (6.10% of NAV per share)	$1.57	$27.32
DTEMF	$12.50	5.75% of offering price (6.10% of NAV per share)	$0.76	$13.26
DTRAF	$14.09	4.50% of offering price (4.71% of NAV per share)	$0.66	$14.75
GAF	$11.39	5.75% of offering price (6.10% of NAV per share)	$0.69	$12.08
DBEF	$13.43	5.75% of offering price (6.10% of NAV per share)	$0.82	$14.25
DEMF	$10.89	5.75% of offering price (6.10% of NAV per share)	$0.66	$11.55
DAGF	$20.19	5.75% of offering price (6.10% of NAV per share)	$1.23	$21.42
DRCF	$27.68	5.75% of offering price (6.10% of NAV per share)	$1.69	$29.37
STARSO	$24.09	5.75% of offering price (6.10% of NAV per share)	$1.47	$25.56
DBOF	$15.94	5.75% of offering price (6.10% of NAV per share)	$0.97	$16.91
DRGF	$9.70	5.75% of offering price (6.10% of NAV per share)	$0.59	$10.29

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DELF	N/A

DGARF	N/A

DGDBF	N/A

DGRRF	Nomura Securities International, Inc.	$36,000

DIVF	UBS Securities LLC	$2,416,000

DOMVF	N/A

DOSCF	N/A

DSVF	Banc of America Securities LLC	$18,800,000
	Citigroup Inc.	$6,137,000
	Goldman, Sachs & Co.	$11,762,000
	J.P. Morgan Securities, Inc.	$26,982,000
	Morgan Stanley	$6,327,000

DSMF	N/A

DTGF	N/A

DTEMF	N/A

DTRAF	Bank of America NA	$718,000
	Barclays Capital Inc.	$681,000
	Credit Suisse Securities (USA) Inc.	$800,000
	Deutsche Bank Securities Inc.	$438,000
	Goldman, Sachs & Co.	$586,000
	HSBC Securities (USA) Inc.	$216,000
	J.P. Morgan Securities, Inc.	$2,490,000
	Morgan Stanley	$1,769,000
	RBS Securities Inc.	$109,000
	UBS Securities LLC	$422,000

GAF	Bank of America NA	$204,000
	Credit Suisse Securities (USA) Inc.	$76,000
	Deutsche Bank Securities Inc.	$84,000
	Goldman, Sachs & Co.	$139,000

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

	HSBC Securities (USA) Inc.	$295,000
	J.P. Morgan Securities, Inc.	$266,000
	Morgan Stanley	$56,000
	UBS Securities LLC	$99,000

DGIF	Bank of America NA	$4,912,000
	Goldman, Sachs & Co.	$3,480,000
	J.P. Morgan Securities, Inc.	$11,278,000

DISIF	Barclays Capital Inc.	$2,568,000
	Credit Suisse Securities (USA) Inc.	$2,380,000
	Deutsche Bank Securities Inc.	$2,741,000
	HSBC Securities (USA) Inc.	$9,311,000
	Nomura Securities International, Inc.	$1,196,000
	UBS Securities LLC	$3,154,000

DS&P	Bank of America NA	$24,765,000
	Citigroup Inc.	$22,966,000
	Goldman, Sachs & Co.	$17,897,000
	Morgan Stanley	$7,480,000

DSSIF	N/A

DBEF	N/A

DEMF	Santander Investment Securities, Inc.	$10,042,000

DAGF	N/A

DRCF	Bank of America NA	$3,911,000

STARSO	N/A

DBOF	Banc of America NA	$5,710,000
	Citigroup, Inc.	$2,260,000
	Credit Suisse Securities (USA) Inc.	$362,000
	Goldman, Sachs & Co.	$1,825,000
	J.P. Morgan Securities, Inc.	$9,496,000
	Morgan Stanley	$1,899,000
	UBS Securities LLC	$260,000

DMIF	N/A

GSS	Deutsche Bank Securities Inc.	$40,000,000
	Goldman, Sachs & Co.	$32,000,000

MMS	Credit Agricole Cheuvreux North America, Inc.	$150,000,000
	Credit Suisse Securities (USA) Inc.	$100,000,000
	J.P. Morgan Securities, Inc.	$64,980,000
	Barclays Capital Inc.	$60,000,000
	Cowen & Company, LLC	$60,000,000

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

	Deutsche Bank Securities Inc.	$25,000,000

DRGF	N/A

COMMISSIONS

The aggregate amounts of commissions paid by each fund for brokerage commissions and spreads or concessions on principal transactions (none of which were paid to affiliates) for its last three fiscal years were as follows:

Fund	2011 Fiscal Year		2010 Fiscal Year		2009 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DAGF	$134,726	$0	$200,577	$9,362	$345,016	$0
DRCF	$504,818	$62,370	$288,452	$33,559	$1,007,187	$0
STARSO	$229,693	$0	$277,768	$0	$379,080	$0
DRGF	$284,287	$0	$475,583	$20,141	$500,430	$8,261

Fund	2010 Fiscal Year		2009 Fiscal Year		2008 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DELF	$575,203	$103,461	$310,718	$0	$620,432	$0
DGARF	--	--	$17,335	$0	$7,999	$0
DGDBF	--	--	--	--	--	--
DGRRF	$3,520	$0	--	--	--	--
DIVF	$367,330	$0	$387,372	$0	$833,086	$0
DOMVF	$3,770,142	$2,395,567	$3,682,919	$614,447	$3,403,608	$0
DOSCF	$2,545,454	$950,401	$1,043,471	$528,320	$756,077	$140,592
DSVF	$1,157,009	$447,877	$1,585,283	$900,975	$1,061,916	$373,842
DSMF	$106,504	$0	$208,591	$0	$223,760	$0
DTGF	$727,380	$6,494	$1,052,787	$28,133	$1,020,699	$9,877
DTEMF	--	--	--	--	--	--
DTRAF	$24,956	$0	$18,529	$0	$7,240	$0
GAF	$39,537	$0	$130,055	$0	$261,733	$0
DGIF	$748,027	$73,863	$1,214,597	$154,944	$1,458,586	$109,535
DISIF	$63,476	$0	$165,954	$0	$58,018	$0
DS&P	$34,910	$0	$40,687	$6,439	$96,999	$0
DSSIF	$97,272	$0	$145,261	$0	$141,082	$0
DBEF	$51,690	$20,540	--	--	--	--
DEMF	$2,770,605	$0	$2,136,295	$0	$4,178,623	$0
DBOF	$332,790	$76,460	$560,223	$97,673	$450,510	$208,095
DMIF	$48,641	$0	$71,849	$0	$69,385	$185,760
GSS	--	--	--	--	--	--
MMS	--	--	--	--	--	--

The following table provides an explanation of any material difference in the commissions or spreads/concessions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DELF	The fund's primary portfolio manager and strategy changed in the last fiscal year.
DGARF	N/A
DGDBF	N/A
DGRRF	N/A
DIVF	The fund experienced a significant decrease in assets over the last three fiscal years.
DOMVF	The fund experienced a significant increase in assets over the last three fiscal years.

Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DOSCF	The fund experienced a significant increase in assets over the last three fiscal years.
DSVF	Changes in commissions and spreads/concessions were due primarily to fluctuations in shareholder purchase and redemption activity and related portfolio transactions.
DSMF	N/A
DTGF	N/A
DTEMF	N/A
DTRAF	N/A
GAF	The fund experienced a significant decrease in assets over the last three fiscal years.
DGIF	N/A
DISIF	The fund experienced a significant increase in assets over the last three fiscal years.
DS&P	N/A
DSSIF	The fund experienced a decline in its portfolio turnover rate over the last three fiscal years.
DBEF	N/A
DAGF	The fund experienced a significant increase in assets over the last three fiscal years.
DRCF	Trading in the fund's portfolio securities was affected by volatile market conditions and, in the last fiscal year, a change in the fund's strategy.
STARSO	N/A
DBOF	The fund experienced a decline in its portfolio turnover rate over the last three fiscal years.
DMIF	N/A
GSS	N/A
MMS	N/A
DRGF	The fund experienced a decline in portfolio turnover over the last three fiscal years.

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions and concessions related to such transactions were as follows:

Fund	Transactions	Related Commissions/Concessions

DELF	$136,122,369	$308,945
DGARF	$0	$0
DGDBF	$0	$0
DGRRF	$1,191,049	$456
DIVF	$203,044,068	$310,352
DOMVF	$1,970,479,162	$3,205,311
DOSCF	$665,342,485	$1,652,232
DSVF	$916,534,818	$1,018,778
DSMF	$0	$0
DTGF	$422,248,662	$642,900
DTEMF	$0	$0
DTRAF	--	--
GAF	$0	$0
DGIF	$678,746,122	$664,462
DISIF	$0	$0
DS&P	$0	$0
DSSIF	$0	$0
DBEF	$0	$0
DEMF	$1,050,009,166	$2,545,177
DAGF	$79,452,014	$27,883
DRCF	$382,625,924	$400,529

Fund	Transactions	Related Commissions/Concessions

STARSO	$97,297,401	$36,530
DBOF	$249,793,470	$282,369
DMIF	$0	$0
GSS	$0	$0
MMS	$0	$0
DRGF	$256,530,002	$240,124

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DELF	The fund's primary portfolio manager and strategy changed in the last fiscal year.
DGARF	N/A
DGDBF	N/A
DGRRF	N/A
DIVF	N/A
DOMVF	N/A
DOSCF	N/A
DSVF	N/A
DSMF	N/A
DTGF	N/A
DTEMF	N/A
DTRAF	The fund experienced a significant increase in assets over the last three fiscal years.
GAF	N/A
DGIF	N/A
DISIF	N/A
DS&PF	N/A
DSSIF	N/A
DBEF	N/A
DAGF	N/A
DRCF	N/A
STARSO	The fund's primary portfolio manager and strategy changed in the last fiscal year.
DBOF	N/A
DMIF	N/A
DRGF	The fund experienced a significant increase in assets over the last three fiscal years.

SHARE OWNERSHIP

The following persons are known by the fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class.

Date	Fund	Class	Name & Address	Percent Owned

December 21, 2010	DELF	N/A	The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	16.3795%

			PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl 820 Komatsu America Corp. One Continental Towers 1701 W. Golf Road Rolling Meadows, IL 60008-4227	11.2435%

			AIG Retirement Services Company FBO AIGFSB (CUST) (TTEE) FBO Adventist Retirement Plan 403B 2929 Allen Parkway, A6-20 Houston, TX 77019-2155	7.9818%

			Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	5.0991%

February 15, 2011	DGARF	Class A	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	31.8436%

			Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	15.8835%

			LPL Financial Services 9785 Town Center Drive San Diego, CA 92121-1968	12.8233%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	10.7451%

			Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	8.7425%

Date	Fund	Class	Name & Address	Percent Owned

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.9164%

		Class C	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	26.3194%

			BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	20.7315%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	18.5759%

			Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	9.5578%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.5312%

			Raymond James & Assoc. Inc. Saint Petersburg Beach, FL 33706	6.9523%

		Class I	Dreyfus Moderate Allocation Fund The Dreyfus Corporation 200 Park Ave. 7th Floor New York, NY 10166-0090	17.4176%

			Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	15.0011%

			TD Ameritrade Clearing Inc. P.O. Box 2226 Omaha, NE 68103-2226	14.9870%

			Dreyfus Growth Allocation Fund The Dreyfus Corporation 200 Park Ave. 7th Floor New York, NY 10166-0090	14.3455%

			Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	11.7266%

Date	Fund	Class	Name & Address	Percent Owned

			SEI Private Trust Company c/o Mellon One Freedom Valley Drive Oaks, PA 19456-9989	6.2257%

			BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	5.7315%

February 15, 2011	DGDBF	Class A	None

		Class C	None

		Class I	None

February 15, 2011	DGRRF	Class A	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	87.4039%

			Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	5.1397%

		Class C	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	99.1272%

		Class I	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	96.0249%

December 21, 2010	DOMVF	Class A	JP Morgan Chase Bank as Directed TR For the Benefit of The Super Saver Employees Plan c/o JP Morgan American Century P.O. Box 419784 Kansas City, MO 64141-6784	37.2921%

			The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	10.6848%

			Fidelity Investments Institutional Operations Company, Inc. (FIIOC) As Agent For Certain Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1999	9.3406%

Date	Fund	Class	Name & Address	Percent Owned

		Class C	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	15.7195%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	12.3009%

			Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	10.5245%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.5115%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.5102%

			LPL Financial Services 9785 Town Center Drive San Diego, CA 92121-1968	8.8731%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	8.3882%

			Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	6.2366%

		Class I	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	50.4356%

			SEI Private Trust Company c/o Mellon ID 225 One Freedom Valley Drive Oaks, PA 19456-9989	20.7918%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	11.3869%

December 21, 2010	DOSCF	N/A	SEI Private Trust Company c/o State Street Bank ID 571 One Freedom Valley Drive Oaks, PA 19456-9989	20.7780%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	17.5715%

Date	Fund	Class	Name & Address	Percent Owned

			Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	14.3371%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	6.7045%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.6322%

December 21, 2010	DIVF	Class A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	29.1714%

			The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	20.6467%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	16.2431%

		Class B	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	13.5274%

			Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	11.5619%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.4072%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	7.3445%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.5783%

			LPL Financial Services 9785 Town Center Drive San Diego, CA 92121-1968	6.1646%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	50.5112%

Date	Fund	Class	Name & Address	Percent Owned

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	8.7537%

			Morgan Stanley & Company Harborside Financial Center Plaza 3rd Floor Jersey City, NJ 07311	8.5331%

			Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	5.7701%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	5.3356%

		Class I	Dreyfus Premier Diversified International Fund The Dreyfus Corporation 200 Park Ave. 7th Floor New York, NY 10166-0090	79.3502%

			SEI Private Trust Company c/o Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	13.8581%

December 21, 2010	DSVF	Class A	American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	12.8737%

			UMB Bank NA SFR FBO Fiduciary for Tax Deferred Accts One Security Benefit Place Topeka, KS 66636-1000	9.5541%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	9.2912%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.1307%

			Charles Schwab & Company, Incorporated Special Custody Acct FBO Customers 101 Montgomery Street San Francisco, CA 94104-4151	5.1892%

Date	Fund	Class	Name & Address	Percent Owned

		Class B	American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	12.8130%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.5528%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.7567%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	22.6773%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.8483%

			Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	9.1022%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.9454%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	6.7127%

			Morgan Stanley & Company Harborside Financial Center Plaza 3rd Floor Jersey City, NJ 07311	5.9276%

		Class I	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	17.8258%

			Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	15.5934%

			Counsel Trust DBA MATC FBO Wisconsin Soybean Program 401(K) Profit Sharing Plan & Trust 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	13.1596%

Date	Fund	Class	Name & Address	Percent Owned

			PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl 007 Brookhaven Memorial Hospital 101 Hospital Road E Patchogue, NY 11772-4870	9.8914%

December 21, 2010	DSMF	Class A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	14.8532%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	13.5761%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.8180%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.9860%

			Wilmington Trust Company TTEE FBO St. Luke’s Health Network Pension c/o Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	5.6902%

			Nationwide Life Insurance Company QPVA C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	5.0615%

			Orchard Trust Company LLC TTEE FBO Tecan Systems Savings Retirement Plan c/o FASCORP 8515 E Orchard Rd. 2T2 Englewood, CO 80111-5002	5.0494%

		Class B	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	41.6413%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	12.6312%

			Janney Montgomery Scott LLC Philadelphia, PA 19103	5.8692%

Date	Fund	Class	Name & Address	Percent Owned

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	5.5697%

			LPL Financial Services 9785 Town Center Drive San Diego, CA 92121-1968	5.1674%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	33.1740%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	18.5102%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.9294%

			UBS WM USA 799 Washington Blvd. Jersey City, NJ 07310-1995	7.9880%

			Robert W. Baird & Co. Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	5.7496%

		Class I	ING National Trust as Trustee for Starwood Puerto Rico 1 Heritage Drive North Quincy, MA 02171-2105	47.2542%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	16.5948%

			The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	14.0012%

			Wells Fargo Bank NA Omnibus Acct for Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	10.681%

			WTC TTEE FBO MercyCare Service Corp. Supplemental Retirement Plan c/o Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	6.9699%

Date	Fund	Class	Name & Address	Percent Owned

December 21, 2010	DTGF	Class A	The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	19.8814%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	9.5141%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.7344%

		Class B	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	19.5091%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.1554%

			Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	7.9252%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.5048%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	18.7659%

			Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	12.4212%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	12.3839%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	11.8491%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	7.9889%

		Class I	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	20.9906%

Date	Fund	Class	Name & Address	Percent Owned

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	14.6033%

			Orchard Trust Company TTEE Employee Benefits Clients 401K 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	13.5274%

			Capital Bank & Trust Company FBO The Carroll County Maryland Retirement Savings & Investment Plan 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	12.4296%

			VRSCO FBO AIGFSB (CUST) (TTEE) FBO Wayne Memorial Hospital 403B 2929 Allen Pkwy Ste A6-20 Houston, TX 77019-7117	7.8718%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.7595%

February 15, 2011	DTEMF	Class A	None

		Class C	None

		Class I	None

February 15, 2011	DTRAF	Class A	American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	60.3936%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.7155%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	21.7510%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	16.1123%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	14.2317%

Date	Fund	Class	Name & Address	Percent Owned

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	12.6703%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.2210%

			Morgan Stanley & Company Harborside Financial Center Plaza 3rd Floor Jersey City, NJ 07311	8.5300%

			LPL Financial Services 9785 Town Center Drive San Diego, CA 92121-1968	7.8257%

		Class I	Dreyfus Moderate Allocation Fund The Dreyfus Corporation 200 Park Ave. 7th Floor New York, NY 10166-0090	33.0012%

			Dreyfus Conservative Allocation Fund The Dreyfus Corporation 200 Park Ave. 7th Floor New York, NY 10166-0090	28.2915%

			Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	20.8137%

			Dreyfus Growth Allocation Fund The Dreyfus Corporation 200 Park Ave. 7th Floor New York, NY 10166-0090	7.8226%

February 15, 2011	GAF	Class A	American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	51.0358%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.4120%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.4507%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	25.8474%

Date	Fund	Class	Name & Address	Percent Owned

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	15.5949%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	14.3822%

			Morgan Stanley & Company Harborside Financial Center Plaza 3rd Floor Jersey City, NJ 07311	11.6525%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	7.6570%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.2246%

		Class I	SEI Private Trust Company c/o Mellon Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	79.2911%

			Nichols School of Buffalo 1250 Amherst St. Buffalo, NY 14216-3698	6.5365%

February 15, 2011	DGIF	N/A	None

February 15, 2011	DS&PF	N/A	Fidelity Investments Institutional Operations Company, Inc. (FIIOC) As Agent For Medicision Inc. 401(k) Plan 100 Magellan Way KWIC Covington, KY 41015-1999	17.1826%

			VRSCO FBO AIGFSB (CUST) (TTEE) FBO Hutcheson Medical Center 457F 2929 Allen Pkwy Ste A6-20 Houston, TX 77019-7117	15.7533%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.2041%

			Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	10.2077%

Date	Fund	Class	Name & Address	Percent Owned

			Nationwide Life Insurance Company NWVA c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	7.2113%

February 15, 2011	DISIF	N/A	VRSCO FBO AIGFSB (CUST) (TTEE) FBO Craven Regional Med Center 403B 2929 Allen Pkwy Ste A6-20 Houston, TX 77019-7117	26.9964%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	22.3944%

			Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	20.8722%

February 15, 2011	DSSIF	N/A	Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	18.1692%

			VRSCO FBO AIGFSB (CUST) (TTEE) FBO Southern Regional Health 403B 2929 Allen Pkwy Ste A6-20 Houston, TX 77019-7117	14.3687%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	13.0477%

			First Union National Bank Cust. Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	6.5247%

			Fidelity Investments Institutional Operations Company, Inc. (FIIOC) As Agent For Hart Supply Co. Inc. 401(k) Profit Sharing Plan & Trust 100 Magellan Way KWIC Covington, KY 41015-1999	6.0161%

			The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	5.1805%

Date	Fund	Class	Name & Address	Percent Owned

February 15, 2011	DMIF	N/A	Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	17.3598%

			VRSCO FBO AIGFSB (CUST) (TTEE) FBO Sunnyside Community Hospital 401A 2929 Allen Pkwy Ste A6-20 Houston, TX 77019-7117	13.3795%

			Wells Fargo Bank NA Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	11.7189%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.4809%

			SEI Private Trust Company c/o Mellon One Freedom Valley Drive Oaks, PA 19456-9989	7.5664%

December 21, 2010	DBEF	Class A	American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	43.2684%

			BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	13.6984%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.2803%

			LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	5.6533%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.3100%

		Class C	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	33.8004%

Date	Fund	Class	Name & Address	Percent Owned

			BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	21.7288%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	12.0498%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.7348%

		Class I	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	43.8219%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	25.2008%

			BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	21.8910%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.1704

September 14, 2010	DEMF	Class A	Citigroup Global Markets Inc. 333 West 34th Street New York, NY 10001-2402	23.8736%

			Charles Schwab & Company, Inc. Special Custody Account For the Benefit of Customers 101 Montgomery Street San Francisco, CA 94104-4151	13.3086%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.3003%

			The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	8.8196%

			ING Advisor Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	5.8785%

Date	Fund	Class	Name & Address	Percent Owned

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	5.0945%

		Class B	American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	20.3847%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	16.4971%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	16.0181%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	12.6907%

			Edward L. RubinoffPotomac, MD	5.5140%

			Robert W. Hill & Karen L. Hill Clinton, IL	5.2964%

		Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4800 Deer Lake Drive East, 2rd Floor Jacksonville, FL 32246-6484	14.9089%

			Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001-2402	12.5877%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	12.4791%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	9.6110%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	8.1037%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.8886%

Date	Fund	Class	Name & Address	Percent Owned

		Class I	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	39.3522%

			JP Morgan Chase Bank as Directed TR For the Benefit of The Super Saver Employees Plan c/o JP Morgan American Century P.O. Box 419784 Kansas City, MO 64141-6784	25.2059%

			SEI Private Trust Company c/o Mellon One Freedom Valley Drive Oaks, PA 19456-9989	22.0952%

July 15, 2011	DAGF	Class A	American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	24.1690%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.5533%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.7564%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.8547%

			State Street Bank & Trust Co. 105 Rosemont Rd. Westwood, MA 02090-2318	5.3351%

		Class B	American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	25.6322%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	13.5229%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.4616%

			Merrill Lynch, Pierce, Fenner & Smith, Inc. 4800 Deer Lake Drive East, 2rd Floor Jacksonville, FL 32246-6484	11.9686%

Date	Fund	Class	Name & Address	Percent Owned

			LPL Financial Services 9785 Town Center Drive San Diego, CA 92121-1968	7.6273%

		Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4800 Deer Lake Drive East, 2rd Floor Jacksonville, FL 32246-6484	19.7646%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	12.0392%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	9.1970%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.0554%

			Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	7.3229%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	7.2872%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6.9213%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.3979%

		Class I	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	45.6155%

			Merrill Lynch, Pierce, Fenner & Smith, Inc. 4800 Deer Lake Drive East, 2rd Floor Jacksonville, FL 32246-6484	23.6969%

			Orchard Trust Company LLC TTEE Zimmer Motors Inc. 401K Profit Sharing Plan c/o FASCORP 8515 E Orchard Rd. 2T2 Englewood, CO 80111-5002	12.4304%

Date	Fund	Class	Name & Address	Percent Owned

July 15, 2011	DRCF	Class A	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	19.4328%

			Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	9.7878%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.6314%

			Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.7149%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.5774%

		Class B	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.9797%

			LPL Financial Services 9785 Town Center Drive San Diego, CA 92121-1968	10.1452%

			Stifel Nicolaus & Co. Inc. Exclusive Benefit of Customers 501 N. Broadway St. Louis, MO 63102-2188	9.1141%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.0521%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.7427%

			Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	6.4651%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	5.4184%

		Class C	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	20.7694%

Date	Fund	Class	Name & Address	Percent Owned

			Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	15.2484%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.2797%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.1751%

		Class I	Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	35.8332%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	14.0817%

			TD Ameritrade Clearing Inc. P.O. Box 2226 Omaha, NE 68103-2226	9.8909%

			Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	6.6868%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.5696%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	5.6763%

July 15, 2011	STARSO	Class A	American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	17.3093%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	13.2865%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.9121%

Date	Fund	Class	Name & Address	Percent Owned

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.8863%

		Class B	American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	23.0554%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	18.6630%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.1245%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	8.0649%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6.9820%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	16.6995%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	14.9054%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.2739%

			LPL Financial Services 9785 Town Center Drive San Diego, CA 92121-1968	6.8669%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.4317%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	6.1461%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	5.7060%

Date	Fund	Class	Name & Address	Percent Owned

		Class I	Wilmington Trust Company TTEE FBO Henry Street Settlement 403B Ret c/o Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	26.0349%

			Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	20.5972%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.1433%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.3870%

March 15, 2011	DBOF	Class A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	18.2701%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.7669%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	7.0490%

			Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	7.0094%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	6.2847%

		Class B	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	20.5514%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.5195%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.4848%

Date	Fund	Class	Name & Address	Percent Owned

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	5.4088%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	14.2416%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.8741%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	8.6910%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.1863%

		Class I	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	17.7655%

			Southwest Gas Corp Foundation 5241 Spring Mountain Rd. Las Vegas, NV 89150-0002	14.6011%

			Merrill Lynch 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246-6484	12.4150%

			SEI Private Trust Company c/o Mellon One Freedom Valley Drive Oaks, PA 19456-9989	9.4906%

			Mac & Co. Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	8.1528%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.5599%

		Class J	Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	18.9799%

Date	Fund	Class	Name & Address	Percent Owned

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.7305%

		Class Z	Nationwide Life Insurance Company NWVA C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	28.0373%

			Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	8.3642%

			Charles Schwab & Company, Incorporated Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	5.4729%

April 15, 2011	GSS	N/A	Citigroup Global Markets, Inc. 333 W. 34th St. New York, NY 10001-2402	84.0696%

April 15, 2011	MMS	N/A	Citigroup Global Markets, Inc. 333 W. 34th St. New York, NY 10001-2402	95.5743%

June 15, 2011	DRGF	Class A	Charles Schwab & Company, Incorporated Reinvested Dividends 101 Montgomery Street San Francisco, CA 94104-4151	76.4565%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	9.9076%

		Class C	Citigroup Global Markets, Inc. 333 W. 34th St. New York, NY 10001-2402	37.3116%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.6548%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.9981%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.5734%

Date	Fund	Class	Name & Address	Percent Owned

			LPL Financial Services 9785 Town Center Drive San Diego, CA 92121-1968	7.3192%

			American Enterprise Investment SVC 707 2nd Ave South Minneapolis, MN 55402-2405	5.8397%

			Morgan Stanley & Company Harborside Financial Center Plaza 3rd Floor Jersey City, NJ 07311	5.6723%

			Raymond James & Assoc. Inc. Troy, MI 48084	5.1275%

		Class I	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	34.7239%

			LPL Financial Services 9785 Town Center Drive San Diego, CA 92121-1968	23.2545%

		Class Z	None

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investment Minimums

The minimum initial investment for each fund, except the Money Market Series, is $1,000 for full-time or part-time employees of the Manager or any of its affiliates, directors of the Manager, board members of a fund advised by the Manager, or the spouse or minor child of any of the foregoing, and $50 for full-time or part-time employees of the Manager or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

Shares of each fund are offered without regard to the minimum initial or subsequent investment requirement to investors purchasing fund shares through wrap fee accounts or other fee based programs.

Each fund, except the Money Market Series, reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Information Pertaining to Purchase Orders (Index Funds only)

If an order for shares of an Index Fund is received in proper form by the Transfer Agent by the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on a given day, fund shares will be purchased at the net asset value determined as of such close of trading on that day. Otherwise, fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the NYSE on the next business day. To permit these funds to invest your money as promptly as possible after receipt, thereby maximizing the fund's ability to track its corresponding index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 Noon, Eastern time, on the day you want your purchase order to be effective.

Federal Funds (Money Market Funds only)

Shares of the Government Securities Series and the Money Market Series are sold on a continuous basis at the net asset value per share next determined after an order and Federal Funds are received by the Transfer Agent or other entity authorized to receive orders on behalf of the fund.

If your payment for shares of the Government Securities Series or the Money Market Series are received in, or converted into, Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared on that day. If your payments are received in, or converted into, Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, your shares will begin to accrue dividends on the following business day. Qualified institutions may telephone orders for purchase of either fund's shares. Shares purchased by telephone order placed with the Distributor or its designee by 12:00 Noon, Eastern time, will receive the dividend on such shares declared on that day if Federal Funds are received by the Transfer Agent by 4:00 p.m., Eastern time.

Multi-Class Funds

The share classes of each Multi-Class Fund are offered as described in the relevant fund's prospectus and as follows:

Dreyfus Alpha Growth Fund, Dreyfus Balanced Opportunity Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Research Core Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Technology Growth Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund offered Class T shares prior to February 4, 2009.

Class I shares of Dreyfus Alpha Growth Fund, Dreyfus Brazil Equity Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Research Core Fund, Dreyfus Research Growth Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Strategic Value Fund, Dreyfus Total Emerging Markets Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund are offered to certain other funds in the Dreyfus Family of Funds. Class I shares of Dreyfus Global Real Return Fund also are offered to series of BNY Mellon Funds Trust.

Holders of Class I shares of Dreyfus Emerging Markets Fund who have held their shares since June 5, 2003 may continue to purchase Class I shares of the fund for their existing accounts, whether or not they would otherwise be eligible to do so.

Holders of Class J shares of Dreyfus Balanced Opportunity Fund may purchase additional Class J shares of the fund without a sales charge through their Service Agents or the Distributor.

Class Z shares of Dreyfus Research Growth Fund are offered to certain other funds in the Dreyfus Family of Funds.

Certain broker-dealers and other financial institutions maintaining accounts with Dreyfus Balanced Opportunity Fund or Dreyfus Research Growth Fund at the time of the reorganization of such fund may open new accounts in Class Z shares of Dreyfus Balanced Opportunity Fund or Dreyfus Research Growth Fund, respectively, on behalf of qualified retirement plans and "wrap accounts" or similar programs. Class Z shares generally are not available for new accounts.

Class A

General information about the public offering price of Class A shares of the Multi-Class Funds can be found in Part III of this SAI under "Additional Information About How to Buy Shares – Class A." The public offering price for Class A shares of Dreyfus Total Return Advantage Fund is the net asset value per share of that class plus a sales load as shown below:

	Total Sales Load* - Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $50,000	4.50	4.71	4.25
$50,000 to less than $100,000	4.00	4.17	3.75
$100,000 to less than $250,000	3.00	3.09	2.75
$250,000 to less than $500,000	2.50	2.56	2.25
$500,000 to less than $1,000,000	2.00	2.04	1.75
$1,000,000 or more	-0-	-0-	-0-

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of Multi-Class Funds, including Dreyfus Total Return Advantage Fund, purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption. A CDSC will not be assessed against such Class A shares purchased by a shareholder of a Multi-Class Fund who beneficially owned Class A shares of such fund on the date indicated below.

For shareholders of a Multi-Class Fund listed below who beneficially owned Class A shares of such fund on the date indicated below, the public offering price for Class A shares of such fund is the net asset value per share of that class:

Name of Fund	Date of Beneficial Ownership
Dreyfus Emerging Markets Fund	November 11, 2002
Dreyfus International Value Fund	November 14, 2002
Dreyfus Opportunistic Midcap Value Fund	May 29, 2008
Dreyfus Strategic Value Fund	May 31, 2001
Dreyfus Technology Growth Fund	April 15, 1999

Class A Shares Offered at Net Asset Value. Class A shares of Dreyfus Global Absolute Return Fund and Global Alpha Fund may be purchased at net asset value without a sales load by full-time employees of financial advisory consulting firms that (1) review, analyze, evaluate and/or recommend investment products, including Dreyfus Global Absolute Return Fund and Global Alpha Fund, for which Mellon Capital provides investment advice, and (2) have been approved by the Distributor. Investors who purchase Class A shares of either of these funds at net asset value pursuant to this front-end sales load waiver and who exchange such shares for Class A shares of other funds managed by the Manager will be subject to the sales load applicable to the Class A shares received in the exchange.

Class A shares of Dreyfus Balanced Opportunity Fund may be purchased at net asset value without a sales load by accountholders under the "ACS/BNY Mellon HSA Solution," an integrated health savings account solution. Health savings accounts are flexible accounts that provide employers and/or employees covered under qualified high deductible health plans the ability to make contributions to special savings accounts generally without federal or state tax consequences.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services

Dreyfus Alpha Growth Fund
Dreyfus Balanced Opportunity Fund
Dreyfus Brazil Equity Fund
Dreyfus Emerging Markets Fund
Dreyfus Global Absolute Return Fund
Dreyfus Global Dynamic Bond Fund
Dreyfus Global Real Return Fund
Dreyfus International Value Fund
Dreyfus Opportunistic  Midcap Value Fund
Dreyfus Research Core Fund
Dreyfus Research Growth Fund
Dreyfus S&P Stars Opportunities Fund
Dreyfus Strategic Value Fund
Dreyfus Structured Midcap Fund
Dreyfus Technology Growth Fund
Dreyfus Total Emerging Markets Fund
Dreyfus Total Return Advantage Fund
Global Alpha Fund

Redemption through a Selected Dealer Wire Redemption Privilege Dreyfus TeleTransfer Privilege Reinvestment Privilege
Dreyfus International Stock Index Fund Dreyfus Midcap Index Fund Dreyfus S&P 500 Index Fund Dreyfus Smallcap Stock Index Fund	Wire Redemption Privilege
Government Securities Series Money Market Series	Checkwriting Privilege Wire Redemption Privilege Dreyfus TeleTransfer Privilege
Dreyfus Emerging Leaders Fund Dreyfus Growth and Income Fund Dreyfus Opportunistic Small Cap Fund	Wire Redemption Privilege Dreyfus TeleTransfer Privilege

Wire Redemption Privilege

Except for the Government Securities Series and the Money Market Series, ordinarily, each fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. The Government Securities Series and the Money Market Series ordinarily will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the same business day if the redemption request is received by the Transfer Agent in proper form prior to 12:00 Noon, Eastern time, on such day; otherwise, the Government Securities Series and the Money Market Series will initiate payment on the next business day.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services

Dreyfus Alpha Growth Fund
Dreyfus Balanced Opportunity Fund
Dreyfus Brazil Equity Fund
Dreyfus Emerging Markets Fund
Dreyfus Global Absolute Return Fund
Dreyfus Global Dynamic Bond Fund
Dreyfus International Value Fund
Dreyfus Opportunistic Midcap Value Fund
Dreyfus Research Core Fund
Dreyfus Research Growth Fund
Dreyfus S&P STARS Opportunities Fund
Dreyfus Strategic Value Fund
Dreyfus Structured Midcap Fund
Dreyfus Technology Growth Fund
Dreyfus Total Emerging Markets Fund
Dreyfus Total Return Advantage Fund
Global Alpha Fund

• Fund Exchanges

• Dreyfus Auto-Exchange Privilege

• Dreyfus-Automatic Asset Builder®

• Dreyfus Government Direct Deposit Privilege

• Dreyfus Payroll Savings Plan

• Dreyfus Dividend Options

• Automatic Withdrawal Plan

• Letter of Intent

• Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Emerging Leaders Fund
Dreyfus Growth & Income Fund
Dreyfus International Stock Index Fund
Dreyfus Midcap Index Fund
Dreyfus Research Growth
Dreyfus S&P 500 Index Fund
Dreyfus Opportunistic Small Cap Fund
Dreyfus Smallcap Stock Index Fund
Government Securities Series

• Fund Exchanges

• Dreyfus Auto-Exchange Privilege

• Dreyfus-Automatic Asset Builder®

• Dreyfus Government Direct Deposit Privilege

• Dreyfus Payroll Savings Plan

• Dreyfus Dividend Options

• Automatic Withdrawal Plan

• Corporate Pension/Profit-Sharing and Retirement Plans

Money Market Series

• Fund Exchanges

• Dreyfus Auto-Exchange Privilege

• Dreyfus-Automatic Asset Builder®

• Dreyfus Government Direct Deposit Privilege

• Dreyfus Payroll Savings Plan

• Dreyfus Dividend Options

• Automatic Withdrawal Plan

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

The following Plans apply to the funds. See "Additional Information About Distribution Plans, Service Plans and Shareholders Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

Dreyfus Alpha Growth Fund
Dreyfus Balanced Opportunity Fund
Dreyfus Brazil Equity Fund
Dreyfus Emerging Markets Fund
Dreyfus Global Absolute Return Fund
Dreyfus Global Dynamic Bond Fund
Dreyfus International Value Fund
Dreyfus Opportunistic MidCap Value Fund
Dreyfus Research Core Fund
Dreyfus Research Growth Fund
Dreyfus S&P STARS Opportunities Fund
Dreyfus Strategic Value Fund
Dreyfus Structured Midcap Fund
Dreyfus Technology Growth Fund
Dreyfus Total Emerging Markets Fund
Dreyfus Total Return Advantage Fund
Global Alpha Fund

	Class B Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

	Class A Class B Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholders accounts. The Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus Emerging Leaders Fund Dreyfus International Stock Index Fund Dreyfus Midcap Index Fund Dreyfus S&P 500 Index Fund Dreyfus Opportunistic Small Cap Fund Dreyfus Smallcap Stock Index Fund	N/A	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to shareholders. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholders accounts. The Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Growth and Income Fund Government Securities Series Money Market Series	N/A	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing personal services and/or maintaining shareholder accounts; these services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

Dreyfus Balanced Opportunity Fund Dreyfus Research Growth Fund	Class Z	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing personal services and/or maintaining shareholder accounts; these services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

* As applicable to the funds listed (not all funds have all classes shown).

** The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.

*** Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[3]	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities[4]	Inflation-Indexed Securities
Dreyfus Alpha Growth Fund	✓	✓	✓	✓		✓	✓
Dreyfus Balanced Opportunity Fund	✓	✓	✓	✓	✓ (up to 5% of total assets)	✓	✓
Dreyfus Brazil Equity Fund	✓	✓	✓	✓	✓	✓
Dreyfus Emerging Leaders Fund	✓	✓	✓
Dreyfus Emerging Markets Fund	✓	✓	✓	✓
Dreyfus Global Absolute Return Fund	✓		✓	✓		✓
Dreyfus Global Dynamic Bond Fund[5]	✓		✓	✓	✓	✓	✓
Dreyfus Global Real Return Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus Growth and Income Fund	✓	✓	✓	✓	✓[6]	✓
Dreyfus International Value Fund	✓	✓	✓
Dreyfus Opportunistic Midcap Value Fund	✓	✓	✓

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[3]	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities[4]	Inflation-Indexed Securities
Dreyfus Opportunistic Small Cap Fund	✓	✓	✓
Dreyfus Research Core Fund	✓		✓	✓		✓	✓
Dreyfus Research Growth Fund	✓	✓	✓	✓
Dreyfus S&P STARS Opportunities Fund	✓	✓	✓	✓		✓	✓
Dreyfus Strategic Value Fund	✓	✓	✓	✓	✓[7]
Dreyfus Structured Midcap Fund	✓	✓	✓
Dreyfus Technology Growth Fund	✓	✓	✓
Dreyfus Total Emerging Markets Fund	✓	✓	✓	✓	✓	✓
Dreyfus Total Return Advantage Fund	✓		✓	✓		✓
Global Alpha Fund	✓		✓	✓		✓
Index Funds	✓[8]		✓

1 Except as otherwise noted, (1) includes common and preferred stock, convertible securities and warrants and (2) each fund is limited to investing 5% of its net assets in warrants (2% of net assets in the case of Dreyfus Growth and Income Fund and Dreyfus Research Growth Fund), except that this limitation does not apply to warrants purchased by a fund that are sold in units with, or attached to, other securities. Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus Total Emerging Markets Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund are not subject to (2).

 Dreyfus Global Dynamic Bond Fund and Dreyfus Total Return Advantage Fund may only invest in common stock to a limited extent. From time to time each fund may hold common stock sold in units with, or attached to, debt securities purchased by the fund. The fund may hold common stock received upon the conversion of convertible securities. In connection with its investments in corporate debt securities, or restructuring of investments it owned, the fund may receive warrants or other non-income producing equity securities. The fund may retain such securities until the Adviser determines it is appropriate in light of current market conditions for the fund to dispose of such securities.

2 For Dreyfus Emerging Markets Fund and Dreyfus Research Growth Fund, see "Money Market Instruments" below.

3 Dreyfus Alpha Growth Fund, Dreyfus Research Core Fund and Dreyfus S&P STARS Opportunities Fund each may invest up to 10%, 15% and 20%, respectively, of its total assets in fixed-income securities.

 Dreyfus Emerging Markets Fund, to a limited extent, may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital growth.

4 For zero coupon securities, the funds may only invest in zero coupon U.S. Treasury securities.

5 Notwithstanding anything in this SAI to the contrary, the fund is not permitted to engage in over-the-counter derivatives transactions.

6 The fund may invest up to 35% of its net assets in high yield and lower-rated convertible debt securities, such as those rated Ba or lower by Moody's and BB or lower by S&P and Fitch and as low as Caa by Moody's or CCC by S&P and Fitch. The fund may not invest in other types of high yield and lower-rated securities.

7 The fund may invest up to 20% of net assets in non-investment grade securities rated as low as Caa by Moody's or CCC by S&P.

8 Only invests in common stock.

Fund	Variable and Floating Rate Securities	Participation Interests and Assignments	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus Alpha Growth Fund	✓
Dreyfus Balanced Opportunity Fund	✓		✓	✓
Dreyfus Brazil Equity Fund	✓	✓
Dreyfus Emerging Leaders Fund
Dreyfus Emerging Markets Fund
Dreyfus Global Absolute Return Fund	✓	✓	✓	✓	✓
Dreyfus Global Dynamic Bond Fund	✓	✓	✓	✓	✓
Dreyfus Global Real Return Fund	✓	✓	✓	✓	✓
Dreyfus Growth and Income Fund
Dreyfus International Value Fund
Dreyfus Opportunistic Midcap Value Fund
Dreyfus Opportunistic Small Cap Fund
Dreyfus Research Core Fund	✓
Dreyfus Research Growth Fund

Fund	Variable and Floating Rate Securities	Participation Interests and Assignments	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus S&P STARS Opportunities Fund	✓
Dreyfus Strategic Value Fund
Dreyfus Structured Midcap Fund
Dreyfus Technology Growth Fund
Dreyfus Total Emerging Markets Fund	✓	✓		✓	✓
Dreyfus Total Return Advantage Fund	✓	✓	✓	✓	✓
Global Alpha Fund	✓	✓	✓	✓	✓
Index Funds

Fund	Municipal Securities[9]	Funding Agreements	REITs	Money Market Instruments[10]	Foreign Securities	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus Alpha Growth Fund		✓	✓	✓			✓
Dreyfus Balanced Opportunity Fund	✓		✓	✓	✓		✓
Dreyfus Brazil Equity Fund			✓	✓	✓	✓	✓	✓
Dreyfus Emerging Leaders Fund			✓	✓	✓	✓	✓
Dreyfus Emerging Markets Fund				✓	✓	✓	✓
Dreyfus Global Absolute Return Fund	✓		✓	✓	✓		✓	✓
Dreyfus Global Dynamic Bond Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus Global Real Return Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus Growth and Income Fund	✓		✓	✓[11]	✓		✓
Dreyfus International Value Fund			✓	✓	✓	✓	✓
Dreyfus Opportunistic Midcap Value Fund			✓	✓	✓	✓	✓
Dreyfus Opportunistic Small Cap Fund			✓	✓	✓	✓	✓
Dreyfus Research Core Fund		✓	✓	✓ (up to 15% of assets)	✓	✓	✓

Fund	Municipal Securities[9]	Funding Agreements	REITs	Money Market Instruments[10]	Foreign Securities	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus Research Growth Fund				✓	✓ (up to 25% of net assets)		✓
Dreyfus S&P STARS Opportunities Fund		✓	✓	✓ (up to 20% of assets)	✓	✓	✓
Dreyfus Strategic Value Fund			✓	✓	✓	✓	✓
Dreyfus Structured Midcap Fund			✓	✓	✓	✓	✓
Dreyfus Technology Growth Fund			✓	✓	✓	✓	✓
Dreyfus Total Emerging Markets Fund			✓	✓	✓	✓	✓	✓
Dreyfus Total Return Advantage Fund	✓		✓	✓	✓	✓ (up to 30% of total assets)	✓	✓
Global Alpha Fund	✓		✓	✓	✓	✓ (up to 20% of total assets)	✓	✓
Index Funds			✓	✓[12]	✓[13]

9 Dreyfus Balanced Opportunity Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund each currently intends to invest no more than 25% of its assets in municipal securities; however, this percentage may be varied from time to time without shareholder approval.

10 Includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper. Except for the Index Funds, generally (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. Dreyfus Global Real Return Fund's and Dreyfus Growth and Income Fund's investments in money market instruments are not limited to (1) and (2). Dreyfus Balanced Opportunity Fund currently intends to limit the entry into repurchase agreements (other than for temporary defensive purposes) to no more than 5% of the fund's net assets. The Index Funds may invest cash reserves in money market instruments.

 The money market instruments in which Dreyfus Growth and Income Fund may invest also consist of short-term investment grade corporate bonds and other short-term debt instruments. While the fund does not intend to limit the amount of its assets invested in money market instruments, except to the extent believed necessary to achieve its investment objective, it does not expect under normal market conditions to have a substantial portion of its assets invested in money market instruments.

11 Commercial paper will consist only of direct obligations which, at the time of their purchase, are (1) rated at least Prime-1 by Moody's, A-1 by S&P or F-1 by Fitch, (2) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P or Fitch, or (3) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund.

12  Commercial paper will consist only of direct obligations which, at the time of their purchase, are (1) rated at least Prime-1 by Moody's or A-1 by S&P, (2) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (3) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund.

13 Dreyfus International Stock Index Fund only. Does not apply to the other Index Funds.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions	Options Transactions[14]
Dreyfus Alpha Growth Fund		✓	✓		✓	✓
Dreyfus Balanced Opportunity Fund		✓	✓		✓	✓
Dreyfus Brazil Equity Fund	✓	✓	✓		✓	✓
Dreyfus Emerging Leaders Fund		✓	✓		✓	✓
Dreyfus Emerging Markets Fund		✓			✓	✓
Dreyfus Global Absolute Return Fund	✓	✓	✓		✓	✓
Dreyfus Global Dynamic Bond Fund	✓	✓	✓		✓	✓
Dreyfus Global Real Return Fund	✓	✓	✓	✓	✓	✓
Dreyfus Growth and Income Fund		✓	✓		✓	✓
Dreyfus International Value Fund		✓	✓		✓	✓
Dreyfus Opportunistic Midcap Value Fund		✓	✓		✓	✓
Dreyfus Opportunistic Small Cap Fund		✓	✓		✓	✓
Dreyfus Research Core Fund		✓	✓		✓	✓
Dreyfus Research Growth Fund		✓	✓		✓	✓
Dreyfus S&P STARS Opportunities Fund		✓	✓		✓	✓
Dreyfus Strategic Value Fund		✓	✓		✓	✓
Dreyfus Structured Midcap Fund		✓	✓		✓	✓
Dreyfus Technology Growth Fund		✓	✓		✓	✓
Dreyfus Total Emerging Markets Fund	✓	✓	✓		✓	✓
Dreyfus Total Return Advantage Fund	✓	✓	✓		✓	✓
Global Alpha Fund	✓	✓	✓		✓	✓

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions	Options Transactions[14]
Index Funds		✓			✓

14 Each fund other than Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Real Return Fund, Dreyfus Total Emerging Markets Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund (1) is limited to investing 5% of its assets, represented by the premium paid, in the purchase of call and put options and (2) may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Notes and Hybrid Instruments[15]	Participatory Notes	Custodial Receipts
Dreyfus Alpha Growth Fund				✓
Dreyfus Balanced Opportunity Fund	✓		✓			✓
Dreyfus Brazil Equity Fund	✓		✓	✓	✓	✓
Dreyfus Emerging Leaders Fund	✓			✓
Dreyfus Emerging Markets Fund					✓
Dreyfus Global Absolute Return Fund	✓		✓	✓
Dreyfus Global Dynamic Bond Fund	✓		✓	✓	✓	✓
Dreyfus Global Real Return Fund	✓		✓	✓	✓
Dreyfus Growth and Income Fund	✓
Dreyfus International Value Fund	✓			✓
Dreyfus Opportunistic Midcap Value Fund	✓			✓
Dreyfus Opportunistic Small Cap Fund	✓			✓
Dreyfus Research Core Fund				✓
Dreyfus Research Growth Fund	✓

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Notes and Hybrid Instruments[15]	Participatory Notes	Custodial Receipts
Dreyfus S&P STARS Opportunities Fund				✓
Dreyfus Strategic Value Fund	✓			✓
Dreyfus Structured Midcap Fund	✓			✓
Dreyfus Technology Growth Fund	✓			✓
Dreyfus Total Emerging Markets Fund	✓		✓	✓	✓	✓
Dreyfus Total Return Advantage Fund	✓		✓	✓
Global Alpha Fund	✓		✓	✓
Index Funds

15 For each fund other than Dreyfus Alpha Growth Fund, Dreyfus Brazil Equity Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Research Core Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Total Return Advantage Fund, Dreyfus Total Emerging Markets Fund and Global Alpha Fund, structured notes only.

Fund	Foreign Currency Transactions	Commodities	Short-Selling[16]	Lending Portfolio Securities	Borrowing Money[17]
Dreyfus Alpha Growth Fund			✓	✓	✓
Dreyfus Balanced Opportunity Fund	✓		✓	✓	✓
Dreyfus Brazil Equity Fund	✓		✓	✓	✓
Dreyfus Emerging Leaders Fund	✓		✓	✓	✓
Dreyfus Emerging Markets Fund	✓		✓	✓	✓
Dreyfus Global Absolute Return Fund	✓		✓		✓
Dreyfus Global Dynamic Bond Fund	✓		✓	✓	✓
Dreyfus Global Real Return Fund	✓	✓	✓	✓	✓
Dreyfus Growth and Income Fund	✓		✓	✓	✓
Dreyfus International Value Fund	✓		✓	✓	✓
Dreyfus Opportunistic Midcap Value Fund	✓		✓	✓	✓
Dreyfus Opportunistic Small Cap Fund	✓		✓	✓	✓
Dreyfus Research Core Fund	✓		✓	✓	✓
Dreyfus Research Growth Fund	✓		✓	✓	✓
Dreyfus S&P STARS Opportunities Fund	✓		✓	✓	✓

Fund	Foreign Currency Transactions	Commodities	Short-Selling[16]	Lending Portfolio Securities	Borrowing Money[17]
Dreyfus Strategic Value Fund	✓		✓	✓	✓
Dreyfus Structured Midcap Fund	✓		✓	✓	✓
Dreyfus Technology Growth Fund	✓		✓	✓	✓
Dreyfus Total Emerging Markets Fund	✓		✓	✓	✓
Dreyfus Total Return Advantage Fund	✓		✓		✓
Global Alpha Fund	✓		✓		✓
Index Funds	✓[18]			✓	✓

16 Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus Total Emerging Markets Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets.

 For the other funds, (1) the fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) the fund may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box. Restriction (2) does not apply to Dreyfus Alpha Growth Fund, Dreyfus Emerging Markets Fund, Dreyfus Growth and Income Fund, Dreyfus Research Core Fund, Dreyfus Research Growth Fund and Dreyfus S&P STARS Opportunities Fund.

17 Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund and Dreyfus Total Emerging Markets Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, these funds, along with Dreyfus Global Absolute Return Fund, Dreyfus Growth and Income Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund, may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

 Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus International Value Fund, Dreyfus International Stock Index Fund, Dreyfus Research Growth Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

 Dreyfus S&P 500 Index Fund and Dreyfus Midcap Index Fund may borrow only for temporary or emergency (not leveraging) purposes in an amount up to 15% of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

18 Dreyfus International Stock Index Fund only. The other Index Funds do not engage in foreign currency transactions.

Fund	Borrowing Money for Leverage[17]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
Dreyfus Alpha Growth Fund	✓	✓	✓		✓
Dreyfus Balanced Opportunity Fund		✓	✓	✓	✓
Dreyfus Brazil Equity Fund		✓	✓		✓
Dreyfus Emerging Leaders Fund			✓		✓
Dreyfus Emerging Markets Fund			✓		✓
Dreyfus Global Absolute Return Fund		✓	✓	✓	✓
Dreyfus Global Dynamic Bond Fund		✓	✓	✓	✓
Dreyfus Global Real Return Fund		✓	✓	✓	✓
Dreyfus Growth and Income Fund	✓	✓	✓		✓
Dreyfus International Value Fund			✓		✓
Dreyfus Global Dynamic Bond Fund		✓	✓	✓	✓
Dreyfus Opportunistic Midcap Value Fund	✓	✓	✓		✓
Dreyfus Opportunistic Small Cap Fund	✓	✓	✓		✓
Dreyfus Research Core Fund	✓	✓	✓		✓
Dreyfus Research Growth Fund			✓		✓

Fund	Borrowing Money for Leverage[17]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
Dreyfus S&P STARS Opportunities Fund	✓	✓	✓		✓
Dreyfus Strategic Value Fund			✓		✓
Dreyfus Structured Midcap Fund	✓	✓	✓		✓
Dreyfus Technology Growth Fund	✓	✓	✓		✓
Dreyfus Total Emerging Markets Fund		✓	✓	✓	✓
Dreyfus Total Return Advantage Fund		✓	✓	✓	✓
Global Alpha Fund		✓	✓	✓	✓
Index Funds

Index Funds. Each fund is managed by determining which stocks are to be purchased or sold to match, to the extent feasible, the investment characteristics of its Index. Each fund will attempt to achieve a correlation between its performance and that of the fund's Index, in both rising and falling markets, of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the fund's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to changes in the Index. Each fund's ability to correlate its performance with that of its Index, however, may be affected by, among other things, changes in securities markets, the manner in which the total return of the fund's Index is calculated, the size of the fund's portfolio, the amount of cash or cash equivalents held in the fund's portfolio, and the timing, frequency and size of shareholder purchases and redemptions. Each fund will use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the fund's Index. Inclusion of a security in an Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. In the future, subject to the approval of the relevant fund's shareholders, a fund may select a different index if such a standard of comparison is deemed to be more representative of the performance of the securities the fund seeks to match. None of the funds is sponsored, endorsed, sold or promoted by the sponsor of its respective Index.

Dreyfus Smallcap Stock Index Fund may not hold all of the issues that comprise its Index because of the costs involved and the illiquidity of certain securities which comprise such Index. Instead, the fund will attempt to hold a representative sample of the securities in its Index so that, in the aggregate, the investment characteristics of the fund's portfolio resemble those of its Index. The stocks to be included in fund's portfolio will be selected using a statistical process known as "sampling." This process will be used to select stocks so that the market capitalizations, industry weightings, dividend yield, and beta closely approximate those of the Index. The sampling techniques utilized by the fund are expected to be an effective means of substantially duplicating the investment performance of the Index; however, the fund is not expected to track its Index with the same degree of accuracy that complete replication of the Index would have provided. Over time, the portfolio composition will be altered (or "rebalanced") to reflect changes in the composition of the Index.

A large percentage of Dreyfus International Stock Index Fund's Index is comprised of Japanese securities. Therefore, stocks of Japanese companies will represent a correspondingly large component of the fund's investment assets. Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios, especially considering that by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividends yields, the Japanese market as a whole may be appear expensive relative to other world stock markets.

Dreyfus S&P STARS Opportunities Fund. Under normal circumstances, the fund will invest at least 80% of its net assets in securities with any STARS ranking at the time of purchase. For purposes of this policy, "net assets" includes any borrowings for investment purposes. As described in the prospectus, the principal strategy of the fund is to invest at least 75% of its total assets in securities ranked five- or four-STARS at the time of purchase, or to sell short securities ranked one- or two-STARS at the time of short sale. The remaining 25% of the assets of the fund may be invested in securities without regard to rankings by S&P (the "Remainder").

Generally, STARS rankings of securities are determined "at their time of purchase" or "at their time of short sale" based upon STARS rankings as of the close of business on the day prior to the trade date. Compliance with the STARS rankings for purposes of the Remainder test is measured on any given day without giving effect to securities transactions executed on that day. Securities transactions executed on any given day are given effect for purposes of the Remainder test on the start of the following day. Cash and cash equivalents are counted as part of the fund's total assets, but do not count as part of the Remainder for purposes of determining compliance.

The Remainder includes securities that are ranked below four-STARS at the time of purchase, and securities sold short that are ranked above two-STARS at the time of sale. Once the Remainder is full, the fund cannot continue to purchase non five- or four-STARS ranked securities, or sell short non one- or two-STARS ranked securities, unless under one of the following two exceptions. First, if the fund buys a five- or four-STARS ranked stock that S&P later downgrades to a three-STARS ranking, that stock is not included in the Remainder, the fund may continue to hold that stock, and, going forward, may purchase more shares of that stock, without regard to the 15% limitation as long as it is ranked three-STARS. Second, if the fund has sold short a one- or two-STARS ranked stock that is later upgraded to three-STARS, that stock is not included in the Remainder. The fund may continue to maintain its short position in that stock and, going forward, may sell short more shares of that stock, without regard to the Remainder limitation as long as it is ranked three-STARS.

Under certain circumstances, the fund's holdings of securities ranked three-STARS (or less) and/or short positions in securities ranked three-STARS (or more) can exceed the Remainder without being a violation of the Remainder test. These circumstances include:

• situations when the Remainder is exceeded because of changes in net assets due to market appreciation, depreciation or share redemptions;

• situations when S&P downgrades a stock to three-STARS or below;

• situations when S&P upgrades a stock that the fund has sold short to three-STARS or higher; and

• situations when, by a corporate action, a five- or four-STARS stock (or three-STARS stock that was previously ranked five- or four-STARS while held by the fund) is split or spun off into two or more stocks ranked below three-STARS, or unranked.

In each of these situations, however, if the Remainder is full or overflowing, the fund cannot buy additional non five- or four-STARS ranked stock, or sell short non one- or two STARS ranked stock, except under the two exceptions described above.

If S&P upgrades a stock that the fund owns to five- or four-STARS, that stock is considered to be a five- or four-STARS stock for all purposes. For example, if the fund has invested 4% of its assets in a stock ranked three-STARS, and if S&P upgrades the stock to four-STARS, that stock is no longer counted in the Remainder. Moreover, if S&P upgrades a three-STARS stock to a four-STARS stock, and later downgrades it to a three-STARS stock, the fund may continue to own and purchase more shares of that stock under the first exception described above. Similarly, if S&P downgrades a security that the fund has sold short to one- or two-STARS, that stock is considered to be a one- or two-STARS stock for all purposes, and is not counted in the Remainder.

As described in the prospectus, the fund is not required to sell a security whose S&P STARS ranking has been downgraded and the fund may purchase additional shares of a three-STARS security that was ranked five- or four-STARS at the time it was initially purchased. If the S&P STARS ranking of that security is downgraded to three- STARS or less, however, that security is counted toward the Remainder.

Similarly, the fund does not need buy back a one- or two-STARS security it has sold short if the STARS ranking of the security is upgraded and the fund may sell short additional shares of a three-STARS security that was ranked one- or two-STARS at the time of the initial short sale. If the S&P STARS ranking of that security is upgraded to three or more STARS, however, new short sales of that security are counted toward the Remainder.

At any time that the fund's holdings of securities ranked three-STARS (or less) and/or short positions in securities ranked three-STARS (or more) exceed 15% of its total assets, the fund may not acquire or sell short additional shares of such securities until the amount so invested declines below the Remainder.

S&P introduced STARS in January 1987. As of June 30, 2011, each STARS category consisted of approximately the number of stocks shown below. Rankings may change frequently as S&P equity analysts evaluate developments affecting individual securities and the markets.

STARS Category	Approximate Number of Stocks
Five-STARS	85
Four-STARS	386
Three-STARS	673
Two-STARS	69
One-STARS	14

To evaluate the performance of stocks in the various categories, STARS initially gives equal weight by dollar amount to each stock, does not rebalance the portfolio based on changes in values or rankings and does not reflect dividends or transaction costs. Past performance of S&P STARS categories cannot be used to predict future results of the S&P STARS-ranked stocks or the fund. From January 1, 1987 through June 30, 2011:

• The average annual total return of S&P 500 Index (without dividend reinvestment) increased by 7.20%. During this period, the average dividend yield of securities included in the S&P 500 Index was 2.14% and the average dividend yield of five- STARS stocks was 1.44%.

• On an annualized basis, the ranked stocks experienced the following changes in value:

STARS Category	Percentage change in value
Five-STARS	13.3%
Four-STARS	10.5%
Three-STARS	9.4%
Two-STARS	6.4%
One-STARS	0.4%

The returns above are those of the STARS categories indicated and not those of the fund. You should bear in mind that this information means only that, over the long-term, five-STARS stocks have significantly outperformed lower-ranked stocks and that one-STARS stocks have significantly underperformed the higher-ranked stocks. Performance of any STARS category is not indicative of the future returns of the fund. You should not use this information to predict whether past results will occur in the future or the actual performance of a particular category.

STARS' performance has been more volatile than that of conventional indices such as the Dow Jones Industrial Average and the S&P 500 Index. In addition, the performance of five- and four-STARS and one- and two-STARS stocks has not borne a consistent relationship to each other or to the performance of the S&P 500 Index. The fund is actively managed and its performance will depend primarily on the Adviser's investment decisions. There is no guarantee that the fund will achieve its investment objective or outperform its benchmark index. The fund will incur transaction and other costs, including management and distribution fees.

"Standard & Poor's®," "S&P®," "S&P 500®" and "STARS®" are registered trademarks of Standard & Poor's Financial Services LLC., and have been licensed for use for the fund. The fund is not sponsored, managed, advised, sold or promoted by S&P's and its affiliates and S&P's and its affiliates make no representation regarding the advisability of investing in the fund.

Money Market Funds

Fund	U.S. Treasury Securities	U.S. Government Securities	Repurchase Agreements[19]	Bank Obligations	Floating and Variable Rate Obligations	Asset-Backed Securities	Commercial Paper
Government Securities Series	✓	✓	✓
Money Market Series	✓	✓	✓	✓	✓	✓	✓

19 May be collateralized by securities other than U.S. Government securities such as corporate bonds, asset-backed securities and privately issued mortgage-related securities of investment grade or below investment grade credit quality ("credit collateral"). Up to 20% of the Government Securities Series' net assets may consist of repurchase agreements collateralized by credit collateral. The Money Market Series is not subject to this limitation.

Fund	Foreign Banking Securities	Foreign Obligations; Securities of Supranational Entities	Illiquid Securities	Borrowing Money	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities
Government Securities Series			✓	✓		✓	✓[20]
Money Market Series	✓	✓	✓	✓	✓	✓

20 Collateral is limited to cash and U.S. Treasury securities.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

Except for Dreyfus Brazil Equity Fund and Dreyfus Global Real Return Fund, each fund's investment objective is a Fundamental Policy. Additionally, as a matter of Fundamental Policy, except with respect to Dreyfus Brazil Equity Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus Total Emerging Markets Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund (collectively, the "Newer Funds"), each fund, as indicated, may not (with respect to the Newer Funds, except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, each Newer Fund, as indicated, may not):

1. Borrowing

Dreyfus Brazil Equity Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus Research Growth Fund, Dreyfus Total Emerging Markets Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus Alpha Growth Fund, Dreyfus Balanced Opportunity Fund, Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus Growth and Income Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Research Core Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.

Dreyfus Midcap Index Fund. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments. Transactions in futures and options do not involve any borrowing for purposes of this restriction.

Government Securities Series and Money Market Series. Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus S&P 500 Index Fund. Borrow money, except from banks (which, if permitted by applicable regulatory authority, may be from The Bank of New York Mellon, an affiliate of the Manager) for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments. Transactions in futures and options do not involve any borrowing for purposes of this restriction.

2. Commodities

Dreyfus Alpha Growth Fund, Dreyfus Brazil Equity Fund, Dreyfus Global Absolute Return Fund, Dreyfus Research Core Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund and Dreyfus Total Emerging Markets Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contacts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

Dreyfus Emerging Leaders Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices. (This Fundamental Policy shall not prohibit a fund, subject to restrictions described in its prospectus and this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities law.)

Dreyfus Emerging Markets Fund, Dreyfus International Stock Index Fund, Dreyfus Research Growth Fund and Dreyfus Smallcap Stock Index Fund. Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Midcap Index Fund and Dreyfus S&P 500 Index Fund. Invest in commodities, except that the fund may invest in futures contracts as described in the fund's prospectus and this SAI.

Dreyfus Balanced Opportunity Fund. Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swaps and other derivatives.

Dreyfus Growth and Income Fund. Invest in commodities, except that the fund may invest in futures contracts and options on futures contracts as described in the fund's prospectus and this SAI.

3. Non-Money Market Instruments

Government Securities Series. Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

4. Issuer Diversification

Dreyfus Balanced Opportunity Fund, Dreyfus Emerging Leaders Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

Dreyfus Research Growth Fund. Purchase the securities of any issuer if such purchase would cause the fund to hold more than 10% of the voting securities of such issuer.

Purchase the securities of any issuer if such purchase would cause more that 5% of the value of its total assets to be invested in securities of such issuer (except securities of the U.S. Government or any instrumentality thereof).

Money Market Series. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the Money Market Series will not invest more than 5% of its assets in the obligations of any one bank.

5. Industry Concentration

Dreyfus Alpha Growth Fund, Dreyfus Brazil Equity Fund, Dreyfus Global Absolute Return Fund, Dreyfus Research Core Fund and Dreyfus S&P STARS Opportunities Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Dreyfus Midcap Index Fund. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the S&P MidCap 400 Index also is so concentrated, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Balanced Opportunity Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus Total Emerging Markets Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Emerging Leaders Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy with respect to Dreyfus Technology Growth Fund, the technology sector in general is not considered an industry.

Dreyfus International Stock Index Fund and Dreyfus Smallcap Stock Index Fund. Invest more than 25% of its assets in the securities of issuers in any single industry (except to the extent the fund's benchmark index as described in the prospectus also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus S&P 500 Index Fund. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the S&P 500 Composite Stock Price Index also is so concentrated, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Research Growth Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry.

Dreyfus Growth and Income Fund. Invest more than 25% of its assets in the securities of issuers in any particular industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Money Market Series. Invest less than 25% of its assets in obligations issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, if at some future date available yields on bank securities are significantly lower than yields on other securities in which the Money Market Series may invest, the Money Market Series may invest less than 25% of its assets in bank obligations.

6. Investing for Control

Dreyfus Midcap Index Fund, Dreyfus Research Growth Fund and Dreyfus S&P 500 Index Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Government Securities Series and Money Market Series. Invest in companies for the purpose of exercising control.

7. Loans

Dreyfus Alpha Growth Fund, Dreyfus Balanced Opportunity Fund, Dreyfus Midcap Index Fund Dreyfus S&P 500 Index Fund, Dreyfus Research Core Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Research Growth Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements referred to in the fund's prospectus. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Brazil Equity Fund, Dreyfus Global Absolute Return Fund, Global Dynamic Bond Fund, Dreyfus Global Real Return Fund and Dreyfus Total Emerging Markets Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus Growth and Income Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Government Securities Series and Money Market Series. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

8. Margin and Short Sales

Dreyfus Research Growth Fund. Purchase securities on margin, but the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Balanced Opportunity Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Fundamental Policy.

Government Securities Series and Money Market Series. Sell securities short or purchase securities on margin.

9. Options

Government Securities Series and Money Market Series. Write or purchase put or call options.

Dreyfus Midcap Index Fund and Dreyfus S&P 500 Index Fund. Purchase, sell or write puts, calls or combinations thereof.

10. Limit on Companies with Limited Operations

Dreyfus Midcap Index Fund and Dreyfus Research Growth Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

11. Limit Where Affiliated Persons Involved

Dreyfus Research Growth Fund. Purchase or retain the securities of any issuer if the officers or directors of the fund or of the Manager, who own beneficially more than 0.5% of the securities of such issuer, together own beneficially more than 5% of the securities of such issuer.

Dreyfus Research Growth Fund. Purchase from or sell to any of its officers or directors or firms of which any of them are affiliated persons any securities (other than capital stock of the fund), but such persons or firms may act as brokers for the fund for customary commissions.

12. Pledging Assets

Government Securities Series and Money Market Series. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes.

Dreyfus Midcap Index Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the fund's assets.

Dreyfus S&P 500 Index Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the fund's assets.

13. Real Estate

Dreyfus Brazil Equity Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus Total Emerging Markets Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Dreyfus Growth and Income Fund. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate. In particular, the fund may purchase mortgage-backed securities and real estate investment trust securities.

Dreyfus Alpha Growth Fund, Dreyfus Balanced Opportunity Fund, Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Research Core Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

Dreyfus International Stock Index Fund and Dreyfus Smallcap Stock Index Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

Government Securities Series and Money Market Series. Purchase or sell real estate, real estate investment trust securities or oil and gas interests.

Dreyfus Midcap Index Fund. Purchase, hold or deal in real estate, real estate investment trust securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

Dreyfus S&P 500 Index Fund. Purchase, hold or deal in real estate, or oil and gas interests, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

14. Senior Securities

Dreyfus Alpha Growth Fund, Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Global Absolute Return Fund, Dreyfus Research Core Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts and the writing of options on securities are not deemed to be an issuance of senior security.

Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund and Dreyfus Total Emerging Markets Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts and the writing of options on securities are not deemed to be an issuance of senior security.

Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted under the fund's Fundamental Policy Nos. 1 and 2 and the fund's Nonfundamental Policy Nos. 4 and 7 may be deemed to give rise to a senior security.

Dreyfus Growth and Income Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except as permitted in the fund's Fundamental Policy Nos. 1 and 2 and the fund's Nonfundamental Policy Nos. 4 and 7.

Dreyfus International Stock Index Fund and Dreyfus Smallcap Stock Index Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in the fund's Fundamental Policy Nos. 1 and 2 and the fund's Nonfundamental Policy No. 4 may be deemed to give rise to a senior security.

15. Underwriting

Dreyfus Alpha Growth Fund, Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus Growth and Income Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Research Core Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Technology Growth Fund, Dreyfus Total Emerging Markets Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Research Growth Fund. Act as an underwriter of securities of other issuers.

Dreyfus Midcap Index Fund. Act as an underwriter of securities of other issuers. The fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase illiquid securities if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

Government Securities Series and Money Market Series. Underwrite the securities of other issuers.

Dreyfus S&P 500 Index Fund. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act (so-called "restricted securities"). The fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

16. Warrants

Dreyfus Research Growth Fund. Purchase warrants in excess of 2% of its net assets. For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the fund in units or attached to securities shall not be included within this 2% restriction.

Dreyfus Alpha Growth Fund, Dreyfus Brazil Equity Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Midcap Index Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Research Growth Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Total Emerging Markets Fund and Dreyfus Total Return Advantage Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Arbitrage

Dreyfus Midcap Index Fund and Dreyfus S&P 500 Index Fund. Engage in arbitrage transactions.

2. Investing for Control

Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Total Emerging Markets Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Dreyfus Growth and Income Fund. Invest in the securities of a company for the purpose of exercising management or control.

3. Margin

Dreyfus Alpha Growth Fund, Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Global Absolute Return Fund, Dreyfus Research Core Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund and Dreyfus Total Emerging Markets Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

4. Pledging Assets

Dreyfus Alpha Growth Fund, Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus Research Core Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Total Emerging Markets Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

Dreyfus Research Growth Fund. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Growth and Income Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

5. Limit on Companies with Limited Operations

Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus Growth and Income Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus S&P 500 Index Fund and Dreyfus Strategic Value Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

6. Purchase Securities of Other Investment Companies

Dreyfus Alpha Growth Fund, Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Midcap Index Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Research Core Fund, Dreyfus Research Growth Fund, Dreyfus S&P 500 Index Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Technology Growth Fund, Dreyfus Total Emerging Markets Fund, Dreyfus Total Return Advantage Fund, Global Alpha Fund, Government Securities Series and Money Market Series. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

7. Puts/Calls

Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus Growth and Income Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Research Growth Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. Purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and this SAI.

8. Illiquid Investments

Dreyfus Alpha Growth Fund, Dreyfus Balanced Opportunity Fund, Dreyfus Brazil Equity Fund, Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus Global Absolute Return Fund, Dreyfus Global Dynamic Bond Fund, Dreyfus Global Real Return Fund, Dreyfus Growth and Income Fund, Dreyfus International Stock Index Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Research Core Fund, Dreyfus Research Growth Fund, Dreyfus S&P STARS Opportunities Fund, Dreyfus Smallcap Stock Index Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund, Dreyfus Technology Growth Fund, Dreyfus Total Emerging Markets Fund, Dreyfus Total Return Advantage Fund and Global Alpha Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Government Securities Series and Money Market Series. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid if, in the aggregate, more than 5% of the value of the fund's total assets would be so invested.

Dreyfus Midcap Index Fund and Dreyfus S&P 500 Index Fund. See Fundamental Policy 16 above.

9. Short Sales

Dreyfus Midcap Index Fund and Dreyfus S&P 500 Index Fund. Sell securities short, but reserves the right to sell securities short against the box (a transaction in which the fund enters into a short sale of a security which the fund owns).

10. Warrants

Dreyfus Midcap Index Fund and Dreyfus S&P 500 Index Fund. Purchase warrants (excluding those acquired by the fund in units or attached to securities).

Dreyfus Growth and Income Fund. Purchase warrants in excess of 2% of its net assets. For purposes of this Nonfundamental Policy, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the fund in units or attached to securities shall not be included within this 2% restriction.

In addition to the Nonfundamental Policies set forth above, under normal circumstances the Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and repurchase agreements and has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets.

As to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to the Fundamental Policy pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of the fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three business days thereafter at least to the extent of such excess.

Each of the following funds invests at least 80% of its net assets, plus any borrowings for investment purposes in the instruments (or other instruments with similar economic characteristics) described below. Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets.

Fund	Investment
Dreyfus Alpha Growth Fund	Stocks
Dreyfus Brazil Equity Fund

Equity securities of companies: (i) that have their registered office in Brazil; (ii) whose principal trading market is in Brazil; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, in Brazil

Dreyfus Emerging Leaders Fund	Stocks of companies the Manager believes to be emerging leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth
Dreyfus Emerging Markets Fund	Stocks of companies organized, or with a majority of assets or business, in emerging market countries
Dreyfus International Value Fund Dreyfus Strategic Value Fund	Stocks
Dreyfus Global Dynamic Bond Fund	Bonds and other instruments that provide investment exposure to global bond markets
Dreyfus Opportunistic Midcap Value Fund Dreyfus Structured Midcap Fund	Mid-cap stocks as described in the prospectus
Dreyfus Opportunistic Small Cap Fund	Stocks of small-cap companies
Dreyfus Research Core Fund	Common stocks
Dreyfus Research Growth Fund	Common stocks
Dreyfus S&P STARS Opportunities Fund	Securities with any STARS ranking at the time of purchase
Dreyfus Technology Growth Fund	Stocks of growth companies of any size that the Manager believes to be leading producers or beneficiaries of technological innovation

Fund	Investment
Dreyfus Total Emerging Markets Fund	Securities of emerging market issuers and other investments that are tied economically to emerging market countries

DIVIDENDS AND DISTRIBUTIONS

Government Securities Series and Money Market Series only

Each fund ordinarily declares dividends from its net investment income on each day the NYSE or, with respect to the Money Market Series, the Transfer Agent is open for business. Each fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last business day of each month and automatically are reinvested in additional shares of the fund from which they were paid at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any), the dates of organization and each fund's subclassification as "diversified" or "non-diversified" under the 1940 Act. The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization*	Diversification Classification

Advantage Funds, Inc.	Maryland	November 16, 1993
Dreyfus Emerging Leaders Fund			Diversified
Dreyfus Global Absolute Return Fund			Non-diversified
Dreyfus Global Dynamic Bond Fund			Non-diversified
Dreyfus Global Real Return Fund			Non-diversified
Dreyfus International Value Fund			Diversified
Dreyfus Opportunistic Midcap Value Fund			Diversified
Dreyfus Opportunistic Small Cap Fund			Diversified
Dreyfus Strategic Value Fund			Diversified
Dreyfus Structured Midcap Fund			Diversified
Dreyfus Technology Growth Fund			Diversified
Dreyfus Total Emerging Markets Fund			Non-diversified
Dreyfus Total Return Advantage Fund			Non-diversified
Global Alpha Fund			Non-diversified
Dreyfus Growth and Income Fund, Inc.	Maryland	November 15, 1991	Non-diversified
Dreyfus Index Funds, Inc.	Maryland	October 6, 1989
Dreyfus International Stock Index Fund			Non-diversified
Dreyfus S&P 500 Index Fund			Non-diversified
Dreyfus Smallcap Stock Index Fund			Non-diversified
Dreyfus International Funds, Inc.	Maryland	January 27, 1993
Dreyfus Brazil Equity Fund			Non-diversified

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus Emerging Markets Fund			Non-diversified
Dreyfus Manager Funds I	Massachusetts	July 28, 1995
Dreyfus Alpha Growth Fund			Non-diversified
Dreyfus Research Core Fund			Non-diversified
Dreyfus S&P STARS Opportunities Fund			Non-diversified
Dreyfus Manager Funds II	Massachusetts	July 28, 1995
Dreyfus Balanced Opportunity Fund			Diversified
Dreyfus Midcap Index Fund, Inc.	Maryland	June 6, 1991	Non-diversified
Dreyfus Money Market Instruments, Inc.	Maryland	December 30, 1974
Government Securities Series			Diversified
Money Market Series			Diversified
Dreyfus Research Growth Fund, Inc.	Delaware Maryland	June 23, 1969 Reorganized as a Maryland corporation on July 23, 1981	Diversified

* As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business of other activities were conducted.

EXPENSE ARRANGEMENTS AND LIMITATIONS

Expense Arrangements

Index Funds. All expenses incurred in the operation of the funds are borne by the Manager, except management fees, Shareholder Services Plan fees, taxes, interest, brokerage fees and commissions, if any, fees and expenses of non-interested board members, fees and expenses of independent counsel to the fund and to the non-interested board members, and any extraordinary expenses.

Expense Limitations

Dreyfus Emerging Leaders Fund, Dreyfus Emerging Markets Fund, Dreyfus Growth and Income Fund, Dreyfus International Value Fund, Dreyfus Opportunistic Midcap Value Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Strategic Value Fund, Dreyfus Structured Midcap Fund and Dreyfus Technology Growth Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

Dreyfus Research Growth Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of Class Z shares of the fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1½% of the value of the fund's average daily net assets attributable to Class Z shares of the fund for the fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense with respect to Class Z of the fund. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

Government Securities Series and Money Market Series. The Manager has agreed that if in any fiscal year the aggregate expenses of the fund company, excluding taxes, brokerage commissions, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1% of the average value of the net assets of a fund for the fiscal year, the fund company may deduct from the management fees charged to the fund, or the Manager will bear, such excess amount.

Index Licensing Disclosures—S&P

Dreyfus S&P 500 Index Fund, Dreyfus Midcap Index Fund and Dreyfus Smallcap Stock Index Fund. The funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index, S&P 400 Index or S&P 600 Index to track general stock market performance. S&P's only relationship to the funds is the licensing of certain trademarks and trade names of S&P and of the relevant Indexes which are determined, composed and calculated by S&P without regard to the funds. S&P has no obligation to take the needs of the funds or the owners of the funds into consideration in determining, composing or calculating the S&P 500 Index, S&P 400 Index or S&P 600 Index, respectively. S&P is not responsible for and has not participated in the calculation of the funds' net asset value, nor is S&P a distributor of the funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DREYFUS S&P 500 INDEX FUNDS, DREYFUS MIDCAP INDEX FUND, INC. OR DREYFUS SMALLCAP STOCK INDEX FUND, OWNERS OF SUCH FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, S&P 400 INDEX OR S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Dreyfus S&P STARS Opportunities Fund. The fund is not sponsored, endorsed, sold or promoted by S&P and its affiliates. S&P and its affiliates make no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index or S&P Midcap 400 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P. S&P has no obligation to take the needs of the fund or its owners into consideration in determining, composing, or calculating STARS rankings. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI, fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. The initial investment must be accompanied by the Account Application. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee if a check used to purchase fund shares is returned unpayable. Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs. These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and plan sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Purchase of Institutional Money Funds

In addition to the purchase information described in "How to Buy Shares—Purchase of Institutional Money Funds" in Part II of this SAI, shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the fund, investors should call Dreyfus Investments Division at 1-800-346-3621 or in New York 1-718-895-1206.

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In-Kind Purchases

Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities. The exchange of securities for fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, call 1-800-DREYFUS (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-DREYFUS.

Information Pertaining to Purchase Orders

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Federal Funds. If a fund requires the remittance of Federal Funds in connection with the purchase of fund shares and you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

Dreyfus TeleTransfer Privilege. Except as may be otherwise described in "How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "Additional Information About How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part III of this SAI. Dreyfus TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account. Except as may be otherwise described in "How to Buy Shares—Reopening An Account" in Part II of this SAI, you may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

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Multi-Class Funds. When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds.

Class A

Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, and as described below with respect to: (a) Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who owned Class A shares of such fund on November 30, 1996; and (b) Class T shares exchanged for Class A shares, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the net asset value per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of a Dreyfus Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996 is the net asset value per share of that class plus a sales load as shown below:

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Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), Class T shares are no longer offered by any Multi-Class Fund. Holders of Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Class T shares of a fund, Class A shares of the fund having an aggregate net asset value equal to the aggregate value of the shareholder's Class T shares. For shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Class T shares of the fund on the Exchange Date, the public offering price for Class A shares of the fund is the net asset value per share of Class A of the fund plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.00

$50,000 to less than $100,000	4.00	4.17	3.50

$100,000 to less than $250,000	3.00	3.09	2.50

$250,000 to less than $500,000	2.00	2.04	1.75

$500,000 to less than $1,000,000	1.50	1.52	1.25

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the net asset value per share of that class plus a sales load as shown below:

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Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.05	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

The scale of sales loads applies to purchases of Class A shares made by any Purchaser.

Class A Shares Offered at Net Asset Value. Full-time employees of member firms of FINRA and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage-related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, board members of a fund advised by the Manager or its affiliates, or the spouse or minor child of any of the foregoing.

A shareholder purchasing fund shares through a Service Agent may no longer be eligible to purchase fund shares at net asset value without a sales load, if the nature of the shareholder's relationship, and/or the services the shareholder receives from, the Service Agent changes. Please consult your Service Agent for further details.

Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" in Part III of this SAI.

Right of Accumulation. Except as may be otherwise described in "How to Buy Shares—Right of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than

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$100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Class B

As of June 1, 2006, Class B shares of Multi-Class Funds are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by the Manager or shares held in an Exchange Account as a result of a previous exchange of Class B shares. No new or subsequent investments, including through automatic investment plans are allowed in Class B shares of any fund, except through dividend reinvestment or permitted exchanges. If you hold Class B shares and make a subsequent investment in fund shares, unless you specify the class of shares you wish to purchase, such subsequent investment will be made in Class D shares, if the fund offers Class D shares, and you will be subject to the applicable sales load; if the fund does not offer Class D shares, such subsequent investment will be made in Class A shares and you will be subject to the applicable sales load. For Class B shares outstanding on June 1, 2006 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion to Class A or Class D, as the case may be, features and Distribution Plan and Shareholder Services Plan fees, continue in effect.

The public offering price for Class B shares is the net asset value per share of that class. No initial sales charge is imposed at the time of dividend reinvestment or exchange. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the prospectus and in "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class B Shares" in Part II of this SAI.

Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares or Class D shares, as set forth in the relevant fund's prospectus, based on the relative net asset values for shares of each such class. Class B shares of a fund that have been acquired through the fund's reinvestment of dividends and distributions will be converted on a pro-rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares or Class D shares, as the case may be, bears to the total Class B shares held by the shareholder not acquired through the reinvestment of the fund's dividends and distributions. Class B shares of a fund acquired by shareholders in exchange for Class B shares originally issued by an Acquired Fund before December 1, 2003 are subject to different CDSC and conversion schedules. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class B" in Part III of this SAI.

The minimum initial investment through an exchange for Class B shares of a Multi-Class Fund is $1,000. Subsequent exchanges for Class B shares of a Multi-Class Fund must be at least $500.

Class C

The public offering price for Class C shares is the net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" in Part III of this SAI.

Class I

The public offering price for Class I shares is the net asset value per share of that class.

Class I shares of the funds (other than the Funds of Fund) are offered to:

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by the Manager; and

• unaffiliated investment companies approved by the Distributor.

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Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding series of the Acquired Fund as a result of the reorganization of such series may continue to purchase Class I shares of any fund in the Dreyfus Family of Funds whether or not they would otherwise be eligible to do so.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

All Other Share Classes

The public offering price is the net asset value per share of the class.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, the fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one class of a Multi-Class Fund, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the

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class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

The Wire Redemption Privilege, Dreyfus TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system) letter or online instructions from any person representing himself or herself to be you, or a representative or your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the net asset value of non-money market funds may fluctuate.

Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses. Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants or any other third party. If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period. The fund will use the "first-in, first-out" method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29. Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees. Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than at the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the fund, at its request, shareholder identity and transaction information.

The funds' prospectuses contain information on transactions for which the redemption fee is waived. The funds reserve the right to exempt additional transactions from the redemption fee.

Contingent Deferred Sales Charge—Multi-Class Funds

Class B. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount that is lower than the dollar amount of all payments by you for the purchase of Class B shares of the fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii)

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increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares of the fund, except for: (a) certain Class B shares issued in exchange for shares originally issued by a series of the Acquired Fund; (b) Class B shares of a Multi-Class Fund that is a bond fund purchased by shareholders who beneficially owned Class B shares of such fund on November 30, 1996; and (c) except as may be otherwise described in "How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class B" in Part II of this SAI.

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)

First	4.00

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00*

_________________
* These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

The following table sets forth the rates of the CDSC payable to the Acquired Fund's former distributor and the conversion to Class A schedule for Class B shares of the fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

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Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)

First	5.00

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh	0.00

Eighth	0.00**

_________________
** These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares of a Dreyfus Multi-Class Fund that is a bond fund purchased by shareholders who beneficially owned Class B shares of such fund on November 30, 1996:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)

First	3.00

Second	3.00

Third	2.00

Fourth	2.00

Fifth	1.00

Sixth	0.00***

_________________
*** These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class B shares of the fund acquired pursuant to the reinvestment of fund dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amounts of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996 and eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. During

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the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed (i) the current net asset value of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans or other programs, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI. If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, repurchase orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Authorized Entity to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

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Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Checks which are dated within six months of presentment of payment if they are otherwise in good order. If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by BNY Mellon.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

Redemption through Compatible Automated Facilities

Certain funds make available to institutions the ability to redeem shares through compatible automated interface or trading system facilities. Investors desiring to redeem shares in this manner should call Dreyfus Investments Division at 1-800-346-3621 or in New York 1-718-895-1206 to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.

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Dreyfus TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Fund Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds (minimum $500/maximum $20,000 per day) be transferred between your fund account and your bank account. See "How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI to determine whether your fund requires a higher minimum transfer amount and "How to Redeem Shares—Transaction Fees" in Part II of this SAI to determine whether fees are applicable. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege. See "Additional Information About How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part III of this SAI.

Reinvestment Privilege

Upon written request, you may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

Share Certificates; Signatures

Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates. Any certificates representing fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets the fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that

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disposal of the fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the fund's shareholders.

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Dreyfus-Automatic Asset Builder, the Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Exchanges

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-DREYFUS. The funds reserve the right to reject any exchange request in whole or in part. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Fund Exchanges. You or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds. Fund exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus. You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

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You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in an Exchange Account. Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

In addition to exchanging your Class B shares of a Multi-Class Fund for Class B shares of another Multi-Class Fund, you may exchange your Class B shares for Class B shares of the General Fund. The shares so purchased will be held in an Exchange Account. Exchanges of shares from an Exchange Account only can be made into Class B shares of funds in the Dreyfus Family of Funds. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated, taking into account the time such shares were held in the General Fund's Exchange Account. In addition, the time Class B shares are held in the General Fund's Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund's Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund which may be exchanged for Class A shares (or other designated class of shares) of a fund at net asset value. Prior to June 1, 2006, shareholders were permitted to exchange their Class B shares for shares of Worldwide Dollar Fund, and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on June 1, 2006 may continue to hold those shares and, upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in Worldwide Dollar Fund's Exchange Account; for fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund's Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of a Multi-Class Fund and the General Fund. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan.

To request an exchange, you, or a Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. With respect to Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund, you will be charged a $5.00 fee for each exchange you make of out of your fund. This fee will be deducted from your account and paid to the Transfer Agent; however each Fund will waive this fee if the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more. With respect to all other funds, unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of Class I shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

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To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same class (if applicable) of the fund into which the exchange is being made.

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value, but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds (including, for Class B shares of certain funds, Class B shares of the General Fund held in an Exchange Account) or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. With respect to Class I shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts. Shares in certificate form are not eligible for this privilege.

Dreyfus-Automatic Asset Builder®

Dreyfus-Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege

Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account.

Dreyfus Payroll Savings Plan

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Dividend Options

Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class (if applicable) of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

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A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-DREYFUS. The Automatic Withdrawal Plan may be terminated at any time by you, the fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class B shares (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Monthly or Quarterly Distribution Plans

These plans permit you to receive monthly or quarterly payments from a fund consisting of proceeds from the redemption of shares purchased for your account through the automatic reinvestment of dividends declared on your account during the preceding month or calendar quarter. You may open a monthly or quarterly distribution plan by submitting a request to the Transfer Agent. A plan may be ended at any time by you, a fund or the Transfer Agent. Shares for which certificates have been issued must be presented before redemption under the Monthly or Quarterly Distribution Plans.

Letter of Intent—Class A Shares

By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser in a 13-month

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period pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-DREYFUS (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-DREYFUS.

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount, the escrowed amount will be released and additional shares representing such amount will be credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Corporate Pension/Profit-Sharing and Retirement Plans

A fund may make available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, certain funds make available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

If you wish to purchase fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan, an IRA, including a SEP-IRA, or an Education Savings Account, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans, IRAs or Education Savings Accounts may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

See "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

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A quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is terminable at any time by vote of a majority of the board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest all or substantially all of their investable assets in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply primarily to the Underlying Funds, as applicable. To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

The stock prices of small- or mid-capitalization companies may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Common Stock. Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so

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common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks offer enhanced yield features, such as PERCS (Preferred Equity Redemption Cumulative Stock). PERCS are preferred stock that generally feature a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Other classes of enhanced convertible securities include ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). These securities are company-issued convertible preferred stock. Unlike PERCS, they do not have a capital appreciation limit. They are designed to provide the investor with high current income with some prospect of future capital appreciation, issued with three- or four-year maturities, and typically have some built-in call protection. Investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they will convert mandatorily into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is

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the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's securities at a set price for a specified period of time. Warrants or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities, or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

U.S. Government Securities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial

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maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

In exchange for the inflation protection, Treasury Inflation-Protection Securities ("TIPS") generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Manager will consider such event in determining whether the fund should continue to hold the securities. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and

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principal. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its net asset value. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

The market values of many of these securities tend to be more sensitive to economic conditions than are higher-rated securities and will fluctuate over time. These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower-rated securities to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. Pay-in-kind bonds are bonds that generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest

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rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investments. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

Variable rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will

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be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well.

The interest rate on an inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar quality.

Participation Interests and Assignments. Short-term corporate obligations denominated in U.S. and foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between a fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants."

A fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. A fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender. The fund may have difficulty disposing of Assignments because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its net asset value.

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Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgages, REITs, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Mortgage-related securities are subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

• Residential Mortgage-Related Securities—Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or

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guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Federal Housing Finance Agency ("FHFA") placed FNMA and FHLMC into conservatorship and the U.S. Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, enhanced the ability of each agency to meet its obligations. The future status and role of FNMA and FHLMC could be impacted by (among other things) the actions taken and restrictions placed on FNMA and FHLMC by the FHFA in is role as conservator, the restrictions placed on the operations and activities of FNMA and FHLMC as a result of the senior preferred stock investment made by the Treasury, market responses to developments at FNMA and FHLMC, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FNMA and FHLMC, including any such mortgage-backed securities held by a fund.

• Commercial Mortgage-Related Securities—Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-

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collateralization. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties.

• Subordinated Securities—Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

• Collateralized Mortgage Obligations ("CMOs") and Multi-Class Pass-Through-Securities—CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

• Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

• Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indices. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

• As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

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• Stripped Mortgage-Backed Securities—Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

• Adjustable-Rate Mortgage Loans ("ARMs")—ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

• Private Entity Securities—Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

• Other Mortgage-Related Securities—Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

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The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state. Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Certain municipal lease/purchase obligations may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

For a fund that invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will

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be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue.

Municipal securities include certain private activity bonds (a type of revenue bond), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Manager determines that their purchase is consistent with the fund's investment objective. Certain municipal funds may invest more than 25% of the value of the fund's total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects). As a result, these funds may be subject to greater risk as compared to municipal funds that do not follow this practice.

An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and are frequently backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund

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will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest.

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with municipal securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate

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restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such housing bonds may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of municipal securities deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal securities. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying municipal securities and generally is at a level comparable to that of a municipal security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying municipal securities. The value of the second class and similar securities should be expected to fluctuate more than the value of a municipal security of comparable quality and maturity, which would increase the volatility of a fund's net asset value. These custodial receipts are sold in private placements. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

• Indexed and Inverse Floating Rate Securities. Indexed rate securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indices. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

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A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind municipal securities generally pay interest through the issuance of additional bonds; and step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero coupon securities, the amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of municipal securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike municipal securities which pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment or maturity date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as

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general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

Certain provisions of the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce the fund's available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a fund that pursues a strategy to invest significantly in municipal securities. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments) as defined in Part II of this SAI. Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors.

For a fund that focuses its investments in municipal securities of a specified state, when the fund has adopted a temporary defensive position, including when acceptable municipal securities of the specified state are unavailable for investment by the fund, in excess of 20% of the fund's assets may be invested in securities that are not exempt from income tax of the specified state (and, with respect to New York municipal securities, New York City income tax). Under normal market conditions, no fund anticipates that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.

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Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Bank Obligations. Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by a fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by a fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks. CDs held by a fund, other than those issued by banks with less than $1 billion in assets as described above, do not benefit materially, and time deposits do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve addition, and less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as

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governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

Repurchase Agreements. A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Other corporate obligations include high quality, U.S. dollar-denominated short-term bonds and notes, including variable amount master demand notes.

Foreign Securities

"Foreign securities" include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the

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cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its net asset value and thus may affect the fund's net asset value on days when shareholders have no access to the fund.

Emerging Markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (2) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (3) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (4) the absence of developed legal structures governing private or foreign investment and private property. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's net asset value will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.

Brazil. A fund that invests significantly in Brazilian securities or currency will be subject to certain political, economic, legal and currency risks which have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the fund. Brazil is dependent upon commodity prices and international trade and suffers from high inflation rates. Brazil continues to suffer from chronic structural public sector deficits. Disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial disaffection have led to social and labor unrest, and violence. Unanticipated political or social developments may result in sudden and significant investment losses.

The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic,

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intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil's economy. The Brazilian government's actions to control inflation and affect other economic policies have often involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil.

Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and future government measures seeking to maintain the value of the real in relation to the U.S. dollar may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a fund's investments. Furthermore, the depreciation of the real relative to the U.S. dollar could create additional inflationary pressures in Brazil and lead to increases in interest rates, which may adversely affect the Brazilian economy as a whole. Conversely, appreciation of the real relative to the U.S. dollar may lead to the deterioration of Brazil's current account and balance of payments as well as limit the growth of exports.

The market for Brazilian securities is influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crises in other emerging market countries also may increase investors' risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a fund may invest.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil's balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil's foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil's debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject.

Certain Asian Emerging Market Countries. The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds. Asian countries considered to have emerging markets currently include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries many not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains.

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There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

India. A fund that invests in Indian securities and currency will be subject to certain risks and special considerations, including but not limited to: (1) social, economic and political uncertainty, including war; (2) the ability to sustain strong economic growth; (3) greater price fluctuations and market volatility; (4) less liquidity and smaller capitalization of securities markets; (5) currency exchange rate fluctuations; (6) interest rate fluctuations; (7) government involvement in and control over the economy; (8) government decisions to discontinue support of economic reform programs; (9) differences in accounting, auditing and financial reporting standards; and (10) the availability and effectiveness of the Indian legal system. A fund that invests predominantly in the securities of Indian issuers may be subject to increased liquidity risks, which could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic, political or religious turmoil in India or neighboring regions or deterioration in relations between the United States and India.

India's political, social and economic stability is related to its developing status. Certain developments (such as the possibility of nationalization, expropriations or taxation amounting to confiscation, political changes, governmental regulation, social instability, diplomatic disputes or other similar developments), which are beyond the control of a fund and the Adviser, could adversely affect the fund's performance.

Political, economic and social factors, changes in Indian law or regulations and the status of India's relations with other countries may adversely affect the value of a fund's assets. Although India has experienced significant growth and is projected to undergo significant growth in the future, there can be no assurance that such growth will continue. Future actions of the Indian central government or the respective Indian state governments could have a significant effect on the Indian economy, which could adversely affect private sector companies, market conditions and prices and the performance of a fund's investments in India. The occurrence of social unrest or external tensions could adversely affect India's political and economic stability and, consequently, adversely affect a fund's performance.

India is a country that comprises diverse religious and ethnic groups. It is the world's most populous democracy and has a well-developed political system. Ethnic issues and border disputes, however, have given rise to ongoing tension in the relations between India and Pakistan, particularly over the region of Kashmir. In addition, cross-border terrorism could weaken regional stability in South Asia, thereby hurting investor sentiment. The Indian government has confronted separatist movements in several Indian states. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a fund's investments.

While fiscal and legislative reforms have led to economic liberalization and stabilization in India over the past fifteen years, the possibility that these reforms may be halted or reversed could significantly and adversely affect the value of investments in India. A fund's investments in India could also be adversely affected by changes in laws and regulations or the interpretations thereof, including those governing foreign direct investment, anti-inflationary measures, laws governing rates and methods of taxation, and restrictions on currency conversion, imports and sources of supplies.

Although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets. The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The securities industry in India is comparatively underdeveloped, which may result in difficulties relating to settlement and recording of transactions and in interpreting and applying relevant securities laws and regulations. The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. Foreign Institutional Investors ("FIIs") are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company, subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs in India (the "Guidelines") issued by the Government of India, Ministry of Finance, Investment Division. In general, transactions conducted through a recognized Indian stock exchange are subject to securities transactional taxes and short-term capital gain taxes at the rate of 15%.

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Transactions that are not conducted through a recognized Indian stock exchange and transactions involving the sale of publicly traded debt securities are subject to long-term capital gain taxes at the rate of 10% and short-term capital gain taxes at the rate of 30%. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and entities substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of any one Indian company (subject to that company's approval). FIIs have to apply for registration to the Securities and Exchange Board of India ("SEBI") and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for a fund to implement its investment strategy or repatriate its income, gains and initial capital from India.

A high proportion of the shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a fund has invested could dilute the earnings per share of the fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a fund's investment. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

The ability of a fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a fund to repatriate its income and capital. If for any reason a fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs

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or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

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Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See also "Sovereign Debt Obligations—Sovereign Debt Obligations of Emerging Market Countries" above.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits a fund's investment in securities issued by other investment companies, including exchange-traded funds described below, subject to certain exceptions (including those that apply for a Fund of Fund's investment in Underlying Funds), currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations. A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above.

Exchange-Traded Funds (ETFs)

ETFs are designed typically to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index. These may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities. For an ETF with a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

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The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured notes and participatory notes. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by the fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid

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secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.

Successful use of certain derivatives may be a highly specialized activity. This ability may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Certain types of derivatives involve greater risks than if a fund had invested in the reference obligation directly, since, in addition to general market risks, they may be subject to illiquidity risk, counterparty risk and credit risk. Successful use of derivatives by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position. Furthermore, if in such circumstances the fund has insufficient cash, it may have to sell securities or otherwise exit positions to meet variation margin requirements or other requirements for collateral or segregation. The fund may have to sell such securities at a time when it may be disadvantageous to do so.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

The funds will not be commodity pools. Notices have been filed with the CFTC and NFA with respect to the funds' eligibility as registered investment companies or series of registered investment companies for an exclusion from the definition of commodity pool operator and that the funds are not subject to registration or regulation as commodity pool operators under the CEA.

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Futures Transactions. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

• Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

• Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

• Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

• Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

• Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or options hereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a

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specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by a fund is covered when, among other things, the fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Call and put options in which a fund may invest include those: in respect of specific securities (or groups or "baskets" of specific securities) include equity securities (including convertible securities), U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities and Eurodollar instruments; securities indexes; and currencies, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes). Such options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market.

• Index Options. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

• Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Transactions. Swap agreements are over-the-counter contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of credit default swaps or securities representing a particular index. The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest

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rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

• Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

• Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

• Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock specifies a future interest rate to be paid. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

• Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

• Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the

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return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If a fund is a buyer in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. A fund will enter into credit derivative agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Structured Notes and Hybrid Instruments. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured notes may not have an active trading market.

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark,

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e.g., some currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund.

Participatory Notes. Certain participatory notes issued by banks or broker-dealers are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the stocks underlying such participatory notes. Participatory notes involve transaction costs.

Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, and any combination of futures, options, swaps, currency and interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of

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the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. Forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related securities provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A highly liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities. A fund may lose money on its commodity investments.

Short-Selling

In these transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. A fund may make short sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns. To complete a short sale transaction, a fund must borrow the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund, which would result in a loss or gain, respectively. A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

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Until a fund closes its short position or replaces the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (2) otherwise cover its short position.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. A fund may call the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). A fund will receive collateral consisting of cash or, to the extent a permissible investment for the fund, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase

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obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its net asset value per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities. A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

Illiquid Securities

Illiquid securities, as to which a liquid trading market does not exist, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. Funds are limited to a maximum of 15% of net assets in illiquid securities (subject to a fund's own more restrictive limitations).

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

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Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include:

• declines in the value of real estate;

• risks related to general and local economic conditions;

• possible lack of availability of mortgage funds;

• overbuilding;

• extended vacancies of properties;

• increased competition;

• increases in property taxes and operating expenses;

• changes in zoning laws;

• losses due to costs resulting from the clean-up of environmental problems;

• liability to third parties for damages resulting from environmental problems;

• casualty or condemnation losses;

• limitations on rents;

• changes in neighborhood values and the appeal of properties to tenants;

• changes in interest rates;

• financial condition of tenants, buyers and sellers of real estate; and

• quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real

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estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually does not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Manager's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

U.S. Treasury Securities

U.S. Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

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U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Repurchase Agreements

In a repurchase agreement, a fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third-party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent permitted by the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities. Fixed income securities rated Baa/BBB or higher by Moody's, S&P or Fitch are known as investment grade bonds. Investment grade and below investment grade bonds involve degrees of credit risks, which relate to the likelihood that the bond issuer will pay interest and repay principal on a timely basis. Fixed income securities rated Ba/BB or lower by Moody's, S&P and Fitch are regarded as below investment grade (i.e., "junk" bonds) and are considered speculative in terms of the issuer's creditworthiness. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

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Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.

To the extent a fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.

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Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to a fund's portfolio securities could cause losses to the fund and affect its share price.

Participation Interests

A fund may purchase from financial institutions participation interests in securities in which the fund may invest. A participation interest gives the fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Manager must have determined that the instrument is of comparable quality to those instruments in which the fund may invest.

Asset-Backed Securities

Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable amount master demand notes).

Foreign Bank Securities; Foreign Government Obligations and Securities

Foreign bank securities in which a fund may invest include securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and commercial paper issued by foreign issuers. Certain funds may invest in securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities or other foreign government obligations. Such securities also include debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank of Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign bank securities and/or foreign government obligations or securities may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities and obligations, establishment of exchange controls or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and obligations.

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Municipal Securities

"Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state. Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal securities bear fixed, floating or variable rates of interest.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue.

Municipal securities include certain private activity bonds (a type of revenue bond), the income from which is subject to AMT. Certain funds may invest in these municipal securities if the Manager determines that their purchase is consistent with the fund's investment objective. Certain municipal funds may invest more than 25% of the value of the fund's total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects). As a result, these funds may be subject to greater risk as compared to municipal money market funds that do not follow this practice.

Certain municipal lease/purchase obligations may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted

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that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment (discussed below) within the applicable limits set forth herein.

State Specific Funds. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal money market funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products are described below.

• Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give a fund an undivided interest in a Municipal Obligation in the proportion that the fund's participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

• Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

• Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions, and, therefore, may not have an active trading market. If a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Stand-By Commitments. A fund may acquire "stand-by commitments" with respect to municipal securities held in its portfolio. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments) as defined in Part II of this SAI. Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

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For a fund that focuses its investments in municipal securities of a specified state, when the fund has adopted a temporary defensive position, including when acceptable municipal securities of the specified state are unavailable for investment by the fund, in excess of 20% of the fund's assets may be invested in securities that are not exempt from income tax of the specified state (and, with respect to New York municipal securities, New York City income tax). Under normal market conditions, no fund anticipates that more than 5% of the value of its total assets will be invested in any one category of Money Fund Taxable Investments.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of their total assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. Currently, a fund will borrow money only for temporary or emergency (not leveraging) purposes. When borrowing for temporary or emergency purposes, if such borrowing exceeds 5% of the value of a fund's total assets, the fund will not make any additional investments.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, brokers or dealers. This type of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. The fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC.

Forward Commitments. The purchase of portfolio securities on a forward commitment or when-issued basis means that delivery and payment take place in the future after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when a fund enters into the commitment, but the fund does not make payment until it receives delivery from the counterparty. A fund will commit to purchase such securities only with the intention of actually acquiring the securities, but a fund may sell these securities before the settlement date if it is deemed advisable. A fund will segregate permissible liquid assets at least equal at all times to the amount of the purchase commitment.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose a fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the fund is fully or almost fully invested may result in greater potential fluctuation in the value of the fund's net assets and its net asset value per share.

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Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. A fund may call the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon. Subject to a fund's own more restrictive limitations, if applicable, loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets (including the value of all assets received as collateral for the loan). A fund will receive collateral consisting of cash or cash equivalents or certain other high quality liquid debt securities that would be permissible investments for the fund, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to repurchase agreements or and certain other investments that would be appropriate investments for the fund.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

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• likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• nature of and provisions of the obligation; and

• protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB,"  "B,"  "CCC,"  "CC" and  "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

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An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

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An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

• amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

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Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

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Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following:

• failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

• the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

• the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial

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maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default:   "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of future obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

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A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt

The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.

ADDITIONAL INFORMATION ABOUT THE BOARD

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled

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meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel. The boards' audit committee (which consists of all board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receives periodic presentations from senior personnel of the Manager and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The boards also receive reports from counsel to the Manager and the boards' own independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such not affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members, although the boards could in the future determine to add board members who are not Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the funds and the potential conflicts of interest that could arise from these relationships.

Additional Information About the Boards and Their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating and compensation committees, each comprised of Independent Board Members. The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committees is to establish appropriate compensation for serving on the boards. The boards also have standing pricing committees comprised of any one board member. The function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals,

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providing asset and wealth management, asset servicing, issuer services and treasury services through a worldwide client-focused team.

The Manager generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the funds. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser. Companies listed are in the asset management or other financial services business. For BNY Mellon ARX, EACM, Mellon Capital, Newton, Standish, TBCAM, Urdang and Walter Scott, which are all wholly-owned subsidiaries of BNY Mellon, see "The Manager" above for ownership information.

CCM: Andrew S. Cupps

Fayez Sarofim: Fayez S. Sarofim

Geneva: Amy S. Croen, William A. Priebe, Linda J. Priebe and Priebe Living Trust dated 04/01/98 (William A. Priebe and Linda J. Priebe, Trustees)

GSAM: The Goldman Sachs Group, Inc., general partner

Hamon: Hamon Investment Holdings Ltd. and Simon Associates Ltd.; Hamon also is an affiliate of BNY Mellon

Lombardia: George G. Castro, Alvin W. Marley and Lombardia Capital Partners, Inc.

Mar Vista: Silas A. Myers, Brian L. Massey, Roxbury Capital Management and WT Investments Inc.

Neuberger Berman: Neuberger Berman Group LLC and NBSH Acquisition, LLC

Riverbridge: Mark A. Thompson

TS&W: OM Group (UK) Limited, Old Mutual PLC, TS&W Investment GL LLC and Old Mutual (US) Holdings, Inc.

Walthausen: John B. Walthausen

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. Portfolio managers are compensated by the Affiliated Entity or the Sub-Adviser that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

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The following provides information about the compensation policies of affiliates of the Manager and Sub-Advisers.

BNY Mellon ARX. A portfolio manager's cash compensation is comprised primarily of a market-based base salary and variable incentives paid (biannually) from BNY Mellon ARX's profits. The primary objectives of BNY Mellon ARX's compensation structure are to motivate and reward continued growth and profitability and to attract and retain high-performing individuals. BNY Mellon ARX evaluates portfolio managers not only for their direct performance results, but also for their contribution to BNY Mellon ARX.

CCM. Through Andrew Cupps' ownership of the firm, he participates directly in the revenue of the firm, which is determined by the performance of the firm's accounts, including the relevant funds, and the assets under management by the firm. He also is compensated with a base salary.

EACM. Employees at EACM, including investment professionals (e.g., portfolio managers), generally receive two forms of compensation: a base salary and a discretionary annual bonus (based on the firm's profitability and their performance). The discretionary bonus is based upon an individual's overall performance, with as much emphasis (for the relevant personnel) on contribution to the risk monitoring and quality control areas as there is on generating superior performance. Personal performance and firm performance are roughly equally weighted. As part of EACM's retention plan for key management personnel, a portion of each annual bonus pool also is invested in an offshore fund of hedge funds managed by EACM and vests over a period of three years.

Fayez Sarofim. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Fayez Sarofim over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Fayez Sarofim's board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Fayez Sarofim. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Geneva. Total compensation for the portfolio management team, in which each member is a principal of the firm, includes a base salary plus a fixed percentage of Geneva's profits based on ownership. Geneva believes that its compensation plan allows for the portfolio management team to focus on delivering long-term performance for its clients. Geneva also offers eligible employees the opportunity to participate in a company sponsored 401(k) retirement plan.

GSAM. Compensation for portfolio managers of GSAM is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs & Co.; the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-year, three-year and five-year time horizons. The discretionary variable compensation for portfolio managers is also significantly influenced by effective participation in team research discussions and process, and

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management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors also may be considered including: general client/shareholder orientation, teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including: a 401(k) program that enables employees to direct a percentage of their pre-tax salary and bonus income into a tax-qualified retirement plan, and investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Hamon. Portfolio manager compensation is comprised of a market-based salary and an annual incentive plan. Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's investment portfolio performance over a one-year period (weighted 75%) and a three-year period (weighted 25%) compared to peer groups and relevant indices. Other factors considered are individual qualitative performance, asset size and revenue growth of the product and funds managed by the portfolio manager.

Lombardia. Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses. For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors. The quantitative weight is 65% and the subjective weight is 35%. The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection. Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value. Lombardia's compensation committee then considers three factors: (i) new idea generation, (ii) teamwork and (iii) work ethic. New idea generation is intended to capture the quality and frequency of new idea generation. This factor credits or penalizes ideas that do not make it into the portfolios. Teamwork and work ethic will be measured both within individual teams and across the organization. The compensation of Alvin W. Marley, a 25% owner of the firm, also is based on overall firm profitability.

Mar Vista. Mar Vista is 100% owned by the investment team. All investment professionals receive guaranteed compensation consisting of salary and bonus. As owners, the investment team participates in Mar Vista's profit growth through annual profit distributions.

Mellon Capital. The primary objectives of the Mellon Capital compensation plans are to:

• Motivate and reward continued growth and profitability

• Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

• Motivate and reward superior business/investment performance

• Create an ownership mentality for all plan participants

The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). An investment professional's base salary is determined by the employee's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

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These positions that participate in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers also are eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

Neuberger Berman. Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. Neuberger Berman also is focused on creating a compensation process that is fair, transparent, and competitive with the market. Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. The terms of long-term retention incentives at Neuberger Berman are as follows:

• Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the subsequent five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

• Contingent Compensation Plan. Neuberger Berman also has established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employee's compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

• Restrictive Covenants. Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high-net-worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party). The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

Newton. Portfolio manager compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan. The level of variable compensation (annual cash bonus and Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending

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upon corporate profits, team performance and individual performance. The annual cash bonus is discretionary. Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks and peer comparisons and individual qualitative performance. Awards also are reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors. The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan. This plan provides for an annual cash award that vests after four years. The value of the award may change during the vesting period based upon changes in Newton's operating income. Portfolio managers also are eligible to join the BNY Mellon Group Personal Pension Plan. Employer contributions are invested in individual member accounts. The value of the fund is not guaranteed and fluctuates based on market factors.

Riverbridge. Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and individual contributions to the team. The chief investment officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include, but are not limited to, the performance of the relevant funds and other accounts managed relative to expectations for how those funds and accounts should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. Multi-year time periods are used to evaluate the individual performance of investment team members. Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers' performance against comparable peer managers and the appropriate strategy benchmark. The third level of compensation is ownership in the firm. Riverbridge also has adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum amount allowed by law. Generally, all employees are eligible to participate in the plan. Riverbridge matches annually the employee's contribution in an amount equal to 100% of the first 3% of each employee's contribution and 50% of the next 2%.

Standish. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall profitability. Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

TBCAM.

Investment Professionals

With the exception of the most senior portfolio managers of TBCAM, investment professionals' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term incentive awards. Annual cash and long-term incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide financial performance. Further allocations are made to individual team members by the product portfolio manager based upon individual contribution, individual investment performance, and other qualitative factors.

Select Senior Portfolio Managers

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Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate TBCAM's investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on the level of current business (assets under management, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of a portfolio manager's accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on discretionary factors (e.g., leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are generally paid in cash on an annual basis, however many investment professionals receive a portion of their annual incentive award in deferred vehicles.

TS&W. For each portfolio manager, TS&W's compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

• Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

• Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary and tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that product area.

• Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

• Deferred Compensation Plan. Portfolio managers meeting certain requirements also are eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

• Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

Urdang. The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

In addition to annual incentives, portfolio managers also are eligible to participate in Urdang's Long Term Incentive Cash Award Plan. This plan provides for an annual award, payable to participants (generally senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock. These awards have a three-year cliff vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee remains an employee of the company. The deferred cash portion is generally invested by Urdang in affiliated mutual funds.

Walter Scott. Compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all BNY Mellon employees and those of its affiliated sub-advisers.

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In the case of portfolio managers responsible for managing a fund and managed accounts, the method used to determine their compensation is generally the same for all funds and investment accounts. A portfolio manager's base salary is determined by the portfolio manager's experience and performance in the role, taking into account BNY Mellon's analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the fund(s) managed by the portfolio manager relative to expectations for how the fund(s) should have performed, given its/their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio(s) of the fund(s). For each fund, the performance factor depends on how the portfolio manager performs relative to the fund's benchmark and the fund's peer group, over one-year and three-year time periods. While the performance of other accounts managed by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of the fund(s) managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager's overall performance. Additional factors include the portfolio manager's contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Walthausen. All members of Walthausen have common stock ownership in the firm. This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients. As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period. Walthausen's compensation structure consists of base salary, bonus and profit sharing. Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded for performance. As the firm grows, Walthausen intends to allocate profits across ownership levels.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions.

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A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transaction, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Manager or the funds, or effect transaction on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Manager. Accordingly, the Manager has informed management of the funds that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The Distributor also compensated from its own assets certain Service Agents for selling Class B shares at the time of purchase; the funds no longer offer Class B shares except in connection with dividend reinvestment and permitted exchanges. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and 12b-1 Plan fees. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the net asset value of such shares purchased by their clients. The Distributor generally paid Service Agents on new investments of Class B shares made through such Service Agents 4% of the net asset value of such shares purchased by their clients. With respect to Class B shares of a fund issued in exchange for shares originally issued by an Acquired Fund, the proceeds of any CDSC and fees pursuant to the Distribution Plan with respect to such Class B shares are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

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The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent. Pursuant to transfer agency agreements with each fund, or the corporation or trust of which it is a part, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

DETERMINATION OF NET ASSET VALUE

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than money market funds)

A fund's equity securities, including option contracts (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on NASDAQ markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported net asset values each day.

Substantially all of a fund's debt securities and instruments, including interest rate, credit default and total return swaps and options thereon, are valued by one or more independent pricing services (the "Service") approved by the board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by fund officers under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding U.S. Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

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Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars and foreign currency forward contracts are valued at the average of the most recent bid and asked quotations obtained from a Service approved by the board. If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's net asset value may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by a fund may trade on days that the fund is not open for business, thus affecting the value of the fund's assets on days when fund investors have no access to the fund.

Generally, over-the-counter option contracts will be valued by the Service at the average of the most recent bid and asked quotations obtained from the Service. Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by a fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its net asset value), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board. Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the prices used by other mutual funds to calculate their net asset values.

Valuation of Portfolio Securities (money market funds only)

In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' net asset value calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the board.

Calculation of Net Asset Value

Fund shares are sold on a continuous basis. Except as otherwise described in the prospectus, net asset value per share of each fund and each class of a Multi-Class Fund is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on each day the NYSE is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. The net asset value per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of a fund's shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share net asset value of each class of shares of the fund will differ.

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The net asset value of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Funds Other Than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the fund's prospectus. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

TAXATION

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or to discuss state and local tax matters affecting the funds. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs", as defined in the Code); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of

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the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

Pursuant to the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years. Each fund generally

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intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of a fund's earnings and profits. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a

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passive foreign investment company. Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income. In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend. Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Many states grant tax-free status to dividends paid to shareholders of RICs from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. At the end of each calendar year, as applicable, shareholders will be provided with the percentage of any dividends paid that may qualify for such tax-free treatment. Shareholders should then consult with their tax advisors with respect to the application of state and local laws to these distributions.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares. Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

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If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Legislation passed by Congress in 2008 requires the funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the funds will use a default cost basis method that has not yet been determined. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as "passive foreign investment companies" ("PFICs"), which could potentially subject such a fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, each fund owning PFIC shares intends to make an election to mark the gains (and to a limited extent losses) in a PFIC "to the market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case that fund will be required to include in its income annually its share of the PFIC's income and net capital gains, regardless of whether the fund receives any distribution from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable"

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taxes to flow-through. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional debt instruments.

Certain Higher-Risk and High Yield Securities

A fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in

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default between principal and interest. These and other related issues will be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the income dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in municipal securities will be exempt from federal income taxes. It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as described under "Taxation of Fund Distributions." Recipients of social security and/or certain railroad retirement benefits who receive income dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends. Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT. Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the income dividends of municipal or other tax-exempt funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund is not deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of dividends exempt from federal income tax by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate dividends exempt from federal income tax.

Any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Under the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to sustain this practice or avoid an inadvertent investment.

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Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Fund Subsidiary (Dreyfus Dynamic Alternatives Fund only)

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a "safe harbor" contained in the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, in which case the Subsidiary would be subject to U.S. income and branch profits tax (and possibly state tax) on its income, if any, that is effectively connected with such U.S. trade or business. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. It is not expected that the Subsidiary will derive income subject to such withholding tax. The Subsidiary will be treated as a "controlled foreign corporation," and the fund will be treated as a "U.S. shareholder" of the Subsidiary. As a result, the fund will be required to include in gross income for U.S. federal income tax purposes, all of the Subsidiary's "subpart F income," whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be subpart F income. Distributions by the Subsidiary of income previously included in the fund's gross income as subpart F income will be tax-free to the fund. Subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the fund.

Tax-Exempt Shareholders

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

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Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate. All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special alternative minimum tax in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions. An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund. Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled." If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

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The Hiring Incentives to Restore Employment Act

Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain foreign shareholders, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities. The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a fund, and/or certain of the fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the fund. To comply with the requirements of the HIRE Act, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners. While the withholding tax provisions of the HIRE Act were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated that future regulatory guidance will provide for a phased-in implementation of these provision, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015, and withholding on certain "passthru payments" to begin on a date to be provided in future guidance, but no earlier than January 1, 2015.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

PORTFOLIO TRANSACTIONS

This section, other than "Disclosure of Portfolios Holdings," does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

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The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. The funds, except for the money market funds, are managed by dual employees of the Manager and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with the Manager's trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of a money market fund are placed on behalf of the fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same

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price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its affiliated entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its affiliates or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager) and the aggregated exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its affiliated entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, an Affiliated Entity or a Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests and the Manager, an Affiliated Entity or a Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

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For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be

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utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative net asset values. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Disclosure of Portfolio Holdings

It is the policy of the Manager to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor the Manager or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as S&P, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

A fund may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

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Disclosure of portfolio holdings may be authorized only by the Chief Compliance Officer for the fund, and any exceptions to this policy are reported quarterly to the board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The boards have delegated to the Manager the authority to vote proxies of companies held in a fund's portfolio. The Manager, through its participation in BNY Mellon's Proxy Policy Committee (the "PPC") applies BNY Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of a fund.

The Manager recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. The Manager further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, the Manager seeks to act solely in the best financial and economic interests of the funds.

The Manager seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, the Manager engages a third party as an independent fiduciary to vote all proxies for fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

The Manager believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. The Manager carefully reviews proposals that would limit shareholder control or could affect shareholder values.

The Manager generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. The Manager generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, the Manager attempts to ensure that management reasonably responds to the social issues. Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The Manager pays particular attention to repeat issues where management has failed in its commitment to take specific actions. With respect to a fund having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, the Manager votes such issues in accordance with those investment policies.

Information regarding how the Manager voted proxies for the funds during the most recent 12-month period ended June 30th is available on the Manager's website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, the holders of at least 10% of the shares outstanding and entitled to vote may require a fund to hold a special meeting of shareholders for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

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GLOSSARY

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
ADRs	American Depositary Receipts and American Depositary Shares
Affiliated Entity	An affiliate of the Manager that, along with the Manager, employs fund portfolio managers who are dual employees of the Manager and such affiliate
AMT	Alternative Minimum Tax
Authorized Entity

A bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation
BNY Mellon ARX	BNY Mellon ARX Investimentos Ltda.
BSAM	Bear Stearns Asset Management, Inc.
CCM	Cupps Capital Management, LLC
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dreyfus	The Dreyfus Corporation
Dreyfus Cash Management Funds

Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management

EACM	EACM Advisors LLC
Eligible Shares	Shares of a Multi-Class Fund or shares of certain other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ETFs	Exchange traded funds

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Term	Meaning
Exchange Account

A special account in the General Fund created solely for the purpose of purchasing shares by exchange from Class B shares of a Multi-Class Fund; prior to June 1, 2006, such accounts were created in the Worldwide Dollar Fund

Exchange Act	Securities Exchange Act of 1934, as amended
Fayez Sarofim	Fayez Sarofim & Company
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FDIC	Federal Deposit Insurance Corporation
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
Fund of Funds

Dreyfus Diversified Global Fund, Dreyfus Diversified International Fund, Dreyfus Diversified Large Cap Fund and Dreyfus Satellite Alpha Fund, which each invests all or substantially all of its investable assets in Underlying Funds

General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds

General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Government Securities Money Market Fund
General Treasury Prime Money Market Fund

General Municipal Money Market Funds, Inc.
General Municipal Money Market Fund

General New York Municipal Money Market Fund

Geneva	Geneva Capital Management Ltd.
GSAM	Goldman Sachs Asset Management, L.P.
Hamon	Hamon U.S. Investment Advisors Ltd.
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	Dreyfus International Stock Index Fund, Dreyfus Midcap Index Fund, Inc., Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund
Institutional Money Funds

Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund, Dreyfus Institutional Reserves Money Fund, Dreyfus Institutional Reserves Treasury Prime Fund and Dreyfus Institutional Reserves Treasury Fund

IPO	Initial public offering
IRA	Individual retirement account
IRS	Internal Revenue Service
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Lombardia	Lombardia Capital Partners, LLC
Manager	The Dreyfus Corporation
Mar Vista	Mar Vista Investment Partners, LLC
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.

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Term	Meaning
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Municipal Bonds

Debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal personal income tax

Municipal Obligations

Debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal personal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
NFA	National Futures Association
Neuberger Berman	Neuberger Berman Management LLC
Newton	Newton Capital Management Ltd.
NYSE	New York Stock Exchange
Plans	Distribution Plans, Service Plans and Shareholder Services Plans as described in "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense

Rating Agencies	S&P, Moody's and Fitch
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit

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Term	Meaning
Retirement Plans

Qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions or state and local governments, not including IRAs, IRA "Rollover Accounts" or IRAs set up under SEP-IRAs

Riverbridge	Riverbridge Partners, LLC
S&P	Standard & Poor's Ratings Services
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial institutions (which may include banks), securities dealers and other industry professionals
Standish	Standish Mellon Asset Management Company LLC
STARS	STock Appreciation Ranking System
State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Obligations

Municipal Bonds of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus
Subsidiary

Dynamic Alternatives Fund Ltd., a company (1) organized under the laws of the Cayman Islands, (2) whose registered office is located at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands and (3) which is wholly-owned and controlled by Dreyfus Dynamic Alternatives Fund

TBCAM	The Boston Company Asset Management
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
TS&W	Thompson, Siegel & Walmsley LLC
Underlying Funds	Dreyfus funds in which the Funds of Funds invest all or substantially all of their investable assets
Urdang	Urdang Securities Management, Inc.
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001

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Term	Meaning
Walter Scott	Walter Scott & Partners Ltd.
Walthausen	Walthausen & Co., LLC
Worldwide Dollar Fund	Dreyfus Worldwide Dollar Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged

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